                                                               Northern
                                                             Institutional Funds
                                                             -------------------
                                                  (formerly The Benchmark Funds)


                                                              FIXED INCOME AND
                                                             EQUITY PORTFOLIOS



















                                                        PROSPECTUS APRIL 1, 1998
                                                        AS REVISED JULY 15, 1998

          NORTHERN INSTITUTIONAL FUNDS (FORMERLY THE BENCHMARK FUNDS)

    (Advised by The Northern Trust Company and Northern Trust Quantitative
                                Advisors, Inc.)

This Prospectus describes six fixed income, one balanced, one global asset and six equity portfolios (the "Portfolios") offered by Northern Institutional Funds (the "Trust") to institutional investors.

 The U.S. GOVERNMENT SECURITIES PORTFOLIO seeks to maximize total return with reasonable risk by investing in a broad range of U.S. Government securities and maintaining a dollar-weighted average maturity of between 1 and 5 years. The SHORT-INTERMEDIATE BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing in a broad range of bonds and other fixed income securities and maintaining a dollar-weighted average maturity of between 2 and 5 years.
 The U.S. TREASURY INDEX PORTFOLIO seeks to provide investment results approximating the performance of the Lehman Brothers Treasury Bond Index (the "Lehman Index") by investing primarily in securities represented in the Lehman Index.
 The BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing in a broad range of bonds and other fixed income securities and maintaining a dollar-weighted average maturity of between 5 and 15 years. The INTERMEDIATE BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing in a broad range of bonds and other fixed income securities and maintaining a dollar-weighted average maturity of between 3 and 10 years.
 The INTERNATIONAL BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing primarily in a broad range of bonds and other fixed income securities of foreign issuers while maintaining a dollar-weighted average maturity of between 3 and 11 years.
 The BALANCED PORTFOLIO seeks to provide long-term capital appreciation and current income by investing in stocks, bonds and cash equivalents.
 The GLOBAL ASSET PORTFOLIO seeks to provide long-term capital appreciation and current income by allocating its assets for investment among four market segments: domestic equity, domestic fixed-income, foreign equity and foreign fixed-income securities. The Portfolio will pursue its objective by investing a substantial portion of its assets in shares of the Trust's other investment portfolios and unaffiliated investment companies.
 The EQUITY INDEX PORTFOLIO seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index") by investing substantially all of its assets in securities comprising the S&P Index.
 The DIVERSIFIED GROWTH PORTFOLIO seeks to provide long-term capital appreciation with income a secondary consideration by investing principally in common and preferred stocks and securities convertible into common stock of growth companies.
 The FOCUSED GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in common stocks of growth companies. Any income received is incidental to the objective of capital appreciation.
 The SMALL COMPANY INDEX PORTFOLIO seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Small Stock Index (the "Russell Index") by investing substantially all of its assets in securities represented in the Russell Index.
 The INTERNATIONAL EQUITY INDEX PORTFOLIO seeks to provide investment results approximating the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (the "EAFE Index").
 The INTERNATIONAL GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing principally in common and preferred stocks and securities convertible into common stock of foreign issuers. Any income received is incidental to the objective of capital appreciation.

 This Prospectus provides information about the Portfolios that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, a Statement of Additional Information (the "Additional Statement") dated April 1, 1998 (as supplemented July 15, 1998) is available upon request without charge by writing to the Trust's distributor, Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606 or by calling 1-800-621-2550.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The date of this Prospectus is April 1, 1998, as revised July 15, 1998.

                              Investment Advisers

THE NORTHERN TRUST COMPANY           NORTHERN TRUST QUANTITATIVE ADVISORS,
50 S. LaSalle Street                 INC.
Chicago, Illinois 60675              50 S. LaSalle Street
312-630-6000                         Chicago, Illinois 60675

                                     312-661-5866
Each Portfolio other than the U.S. Treasury Index, the Equity Index, the Small Company Index and the International Equity Index Portfolios, is advised by The Northern Trust Company ("Northern"), a wholly-owned subsidiary of Northern Trust Corporation. The U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios are advised by Northern Trust Quantitative Advisors, Inc., a wholly-owned subsidiary of Northern Trust Corporation ("NTQA", and, collectively with Northern, the "Investment Advisers"). Shares of all Portfolios other than the Small Company Index and International Equity Index Portfolios are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments. The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee with respect to purchase transactions equal to 0.50% and 1.00%, respectively, of the amount invested.


                                     INDEX

                                        PAGE
                                        ----
SUMMARY OF EXPENSES                       3
-------------------

FINANCIAL HIGHLIGHTS                     10
--------------------

INVESTMENT INFORMATION                   32
----------------------
 Introduction                            32
 U.S. Government Securities Portfolio    32
 Short-Intermediate Bond Portfolio       32
 U.S. Treasury Index Portfolio           33
 Bond Portfolio                          33
 Intermediate Bond Portfolio             34
 International Bond Portfolio            34
 Balanced Portfolio                      35
 Global Asset Portfolio                  36
 Equity Index Portfolio                  38
 Diversified Growth Portfolio            39
 Focused Growth Portfolio                39
 Small Company Index Portfolio           39
 International Equity Index Portfolio    41
 International Growth Portfolio          42
 Special Risks and Other Considerations  42
 Description of Securities and Common
  Investment Techniques                  46
 Investment Restrictions                 59

                                        PAGE
                                        ----
TRUST INFORMATION                        59
-----------------
 Board of Trustees                       59
 Investment Advisers, Transfer Agent
  and Custodian                          59
 Portfolio Managers                      61
 Year 2000                               62
 Administrator and Distributor           63
 Shareholder Servicing Plan              63
 Service Information                     64
 Expenses                                64

INVESTING                                65
---------
 Purchase of Shares                      65
 Redemption of Shares                    68
 Distributions                           70
 Taxes                                   71

NET ASSET VALUE                          73
---------------

PERFORMANCE INFORMATION                  74
-----------------------

ORGANIZATION                             75
------------

MISCELLANEOUS                            76
-------------

                              SUMMARY OF EXPENSES

The following table sets forth certain information regarding the shareholder transaction expenses imposed by the Trust and the annualized operating expenses of the Portfolios (except the Intermediate Bond, Global Asset and International Equity Index Portfolios) incurred during the Trust's last fiscal year, and the estimated annualized operating expenses that the Intermediate Bond, Global Asset and International Equity Index Portfolios expect to incur during the current fiscal year. Hypothetical examples based on the table are also shown. Investors should note that shares of each Portfolio have been classified into four separate classes, Class A, B, C and D Shares. Each class is distinguished by the level of administrative support and transfer agency services provided. Class A, B, C and D Shares represent pro rata interests in a Portfolio except that different shareholder servicing fees and transfer agency fees are payable by Class A, B, C and D Shares. See "Trust Information--Shareholder Servicing Plan."

The Global Asset Portfolio may invest up to 100% of its assets in shares of other investment companies. Accordingly, an investor in the Global Asset Portfolio will bear a proportionate share of the expenses of such underlying funds in addition to the expenses of the Portfolio. The information on shareholder transaction expenses and estimated annual operating expenses in the table below relates solely to the Global Asset Portfolio and does not include the expenses associated with the Portfolio's investments in other investment companies.

                            U.S. Government Securities        Short-Intermediate Bond
                          ------------------------------- --------------------------------
                          Class A Class B Class C Class D Class A Class B Class  C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares   Shares  Shares
                          ------- ------- ------- ------- ------- ------- -------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..   None    None    None    None    None    None     None    None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...   None    None    None    None    None    None     None    None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........   None    None    None    None    None    None     None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........   None    None    None    None    None    None     None    None
 Redemption Fees........   None    None    None    None    None    None     None    None
 Exchange Fees..........   None    None    None    None    None    None     None    None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....   .25%    .25%    .25%    .25%    .25%    .25%     .25%    .25%
 12b-1 Fees.............   None    None    None    None    None    None     None    None
 Other Operating Ex-
  penses
  Servicing Fees(2).....   None    .10%    .15%    .25%    None    .10%     .15%    .25%
  Transfer Agency
   Fees(2)..............   .01%    .05%    .10%    .15%    .01%    .05%     .10%    .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee Reductions(3,4)..   .10%    .10%    .10%    .10%    .10%    .10%     .10%    .10%
                           ----    ----    ----    ----    ----    ----     ----    ----
  Total Other Operating
   Expenses(3,4)........   .11%    .25%    .35%    .50%    .11%    .25%     .35%    .50%
                           ----    ----    ----    ----    ----    ----     ----    ----
 Total Operating
  Expenses(1,2,3,4).....   .36%    .50%    .60%    .75%    .36%    .50%     .60%    .75%
                           ====    ====    ====    ====    ====    ====     ====    ====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............     $4      $5      $6      $8      $4      $5       $6      $8
 Three Years............    $12     $16     $19     $24     $12     $16      $19     $24
 Five Years.............    $20     $28     $33     $42     $20     $28      $33     $42
 Ten Years..............    $46     $63     $75     $93     $46     $63      $75     $93

                                U.S. Treasury Index                    Bond
                          ------------------------------- -------------------------------
                          Class A Class B Class C Class D Class A Class B Class C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares  Shares  Shares
                          ------- ------- ------- ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..   None    None    None    None    None    None    None    None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...   None    None    None    None    None    None    None    None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........   None    None    None    None    None    None    None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........   None    None    None    None    None    None    None    None
 Redemption Fees........   None    None    None    None    None    None    None    None
 Exchange Fees..........   None    None    None    None    None    None    None    None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....   .15%    .15%    .15%    .15%    .25%    .25%    .25%    .25%
 12b-1 Fees.............   None    None    None    None    None    None    None    None
 Other Operating Ex-
  penses
  Servicing Fees(2).....   None    .10%    .15%    .25%    None    .10%    .15%    .25%
  Transfer Agency
   Fees(2)..............   .01%    .05%    .10%    .15%    .01%    .05%    .10%    .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee Reductions(3,4)..   .10%    .10%    .10%    .10%    .10%    .10%    .10%    .10%
                           ----    ----    ----    ----    ----    ----    ----    ----
  Total Other Operating
   Expenses(3,4)........   .11%    .25%    .35%    .50%    .11%    .25%    .35%    .50%
                           ----    ----    ----    ----    ----    ----    ----    ----
 Total Operating
  Expenses(1,2,3,4).....   .26%    .40%    .50%    .65%    .36%    .50%    .60%    .75%
                           ====    ====    ====    ====    ====    ====    ====    ====

Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............     $3      $4      $5      $7      $4      $5      $6      $8
 Three Years............     $8     $13     $16     $21     $12     $16     $19     $24
 Five Years.............    $15     $22     $28     $36     $20     $28     $33     $42
 Ten Years..............    $33     $51     $63     $81     $46     $63     $75     $93

                                                     Intermediate Bond(7)
                                                -------------------------------
                                                Class A Class B Class C Class D
                                                Shares  Shares  Shares  Shares
                                                ------- ------- ------- -------
Shareholder Transaction Expenses
 Maximum Sales Charge Imposed on Purchases....   None    None    None    None
 Additional Transaction Fee (as a percentage
  of the amount invested).....................   None    None    None    None
 Deferred Sales Charge Imposed on Reinvested
  Distributions...............................   None    None    None    None
 Deferred Sales Charge Imposed on Redemptions.   None    None    None    None
 Redemption Fees..............................   None    None    None    None
 Exchange Fees................................   None    None    None    None
Annual Operating Expenses After Expense
 Reimbursements and
 Fee Reductions (as a percentage of average
 daily net assets).
 Management Fees After Fee Reductions(1)......   .25%    .25%    .25%    .25%
 12b-1 Fees...................................   None    None    None    None
 Other Operating Expenses
  Servicing Fees(2)...........................   None    .10%    .15%    .25%
  Transfer Agency Fees(2).....................   .01%    .05%    .10%    .15%
  Other Expenses (After Expense Reimbursements
   and
   Fee Reductions(3,4)........................   .10%    .10%    .10%    .10%
                                                 ----    ----    ----    ----
  Total Other Operating Expenses(3,4).........   .11%    .25%    .35%    .50%
                                                 ----    ----    ----    ----
 Total Operating Expenses(1,2,3,4)............   .36%    .50%    .60%    .75%
                                                 ====    ====    ====    ====

Example of Expenses. Based on the foregoing
 table, you would pay the following expenses
 on a hypothetical $1,000 investment, assuming
 a 5% annual return and redemption at the end
 of each time period:
 One Year.....................................     $4      $5      $6      $8
 Three Years..................................    $12     $16     $19     $24
 Five Years...................................    $20     $28     $33     $42
 Ten Years....................................    $46     $63     $75     $93

                                International Bond                   Balanced
                          ------------------------------- -------------------------------
                          Class A Class B Class C Class D Class A Class B Class C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares  Shares  Shares
                          ------- ------- ------- ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..   None     None    None    None   None    None    None     None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...   None     None    None    None   None    None    None     None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........   None     None    None    None   None    None    None     None
 Deferred Sales Charge
  Imposed on
  Redemptions...........   None     None    None    None   None    None    None     None
 Redemption Fees........   None     None    None    None   None    None    None     None
 Exchange Fees..........   None     None    None    None   None    None    None     None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....   .70%     .70%    .70%    .70%   .50%    .50%    .50%     .50%
 12b-1 Fees.............   None     None    None    None   None    None    None     None
 Other Operating Ex-
  penses
  Servicing Fees(2).....   None     .10%    .15%    .25%   None    .10%    .15%     .25%
  Transfer Agency
   Fees(2)..............   .01%     .05%    .10%    .15%   .01%    .05%    .10%     .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee Reductions(3,4)..   .25%     .25%    .25%    .25%   .10%    .10%    .10%     .10%
                           ----    -----   -----   -----   ----    ----    ----    -----
  Total Other Operating
   Expenses(3,4)........   .26%     .40%    .50%    .65%   .11%    .25%    .35%     .50%
                           ----    -----   -----   -----   ----    ----    ----    -----
 Total Operating
  Expenses(1,2,3,4).....   .96%    1.10%   1.20%   1.35%   .61%    .75%    .85%    1.00%
                           ====    =====   =====   =====   ====    ====    ====    =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............    $10      $11     $12     $14     $6      $8      $9      $10
 Three Years............    $31      $35     $38     $43    $20     $24     $27      $32
 Five Years.............    $53      $61     $66     $74    $34     $42     $47      $55
 Ten Years..............   $118     $134    $145    $162    $76     $93    $105     $122
                                   Equity Index                 Diversified Growth
                          ------------------------------- -------------------------------
                          Class A Class B Class C Class D Class A Class B Class C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares  Shares  Shares
                          ------- ------- ------- ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..   None     None    None    None   None    None    None     None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...   None     None    None    None   None    None    None     None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........   None     None    None    None   None    None    None     None
 Deferred Sales Charge
  Imposed on
  Redemptions...........   None     None    None    None   None    None    None     None
 Redemption Fees........   None     None    None    None   None    None    None     None
 Exchange Fees..........   None     None    None    None   None    None    None     None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....   .10%     .10%    .10%    .10%   .55%    .55%    .55%     .55%
 12b-1 Fees.............   None     None    None    None   None    None    None     None
 Other Operating Ex-
  penses
  Servicing Fees(2).....   None     .10%    .15%    .25%   None    .10%    .15%     .25%
  Transfer Agency
   Fees(2)..............   .01%     .05%    .10%    .15%   .01%    .05%    .10%     .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee
   Reductions(3,4,5)....   .11%     .11%    .11%    .11%   .11%    .11%    .11%     .11%
                           ----    -----   -----   -----   ----    ----    ----    -----
  Total Other Operating
   Expenses(3,4,5)......   .12%     .26%    .36%    .51%   .12%    .26%    .36%     .51%
                           ----    -----   -----   -----   ----    ----    ----    -----
 Total Operating
  Expenses(1,2,3,4,5)...   .22%     .36%    .46%    .61%   .67%    .81%    .91%    1.06%
                           ====    =====   =====   =====   ====    ====    ====    =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............     $2       $4      $5      $6     $7      $8      $9      $11
 Three Years............     $7      $12     $15     $20    $21     $26     $29      $34
 Five Years.............    $12      $20     $26     $34    $37     $45     $50      $58
 Ten Years..............    $28      $46     $58     $76    $83    $100    $112     $129

                                  Focused Growth                Small Company Index
                          ------------------------------- -------------------------------
                          Class A Class B Class C Class D Class A Class B Class C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares  Shares  Shares
                          ------- ------- ------- ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..    None    None    None    None    None    None    None    None
 Additional Transaction
  Fee (as a percentage
  of amount
  invested)(6)..........    None    None    None    None    .50%    .50%    .50%    .50%
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........    None    None    None    None    None    None    None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........    None    None    None    None    None    None    None    None
 Redemption Fees........    None    None    None    None    None    None    None    None
 Exchange Fees..........    None    None    None    None    None    None    None    None
Annual Operating
 Expenses After Expense
 Reimbursements and
 Fee Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....    .80%    .80%    .80%    .80%    .20%    .20%    .20%    .20%
 12b-1 Fees.............    None    None    None    None    None    None    None    None
 Other Operating Ex-
  penses
  Servicing Fees(2).....    None    .10%    .15%    .25%    None    .10%    .15%    .25%
  Transfer Agency
   Fees(2)..............    .01%    .05%    .10%    .15%    .01%    .05%    .10%    .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee
   Reductions(3,4,5)....    .11%    .11%    .11%    .11%    .11%    .11%    .11%    .11%
                           -----   -----   -----   -----   -----   -----   -----   -----
  Total Other Operating
   Expenses(3,4,5)......    .12%    .26%    .36%    .51%    .12%    .26%    .36%    .51%
                           -----   -----   -----   -----   -----   -----   -----   -----
 Total Operating
  Expenses(1,2,3,4,5)...    .92%   1.06%   1.16%   1.31%    .31%    .46%    .56%    .71%
                           =====   =====   =====   =====   =====   =====   =====   =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period*:
 One Year...............      $9     $11     $12     $13      $8     $10     $11     $12
 Three Years............     $29     $34     $37     $42     $15     $20     $23     $28
 Five Years.............     $51     $58     $64     $72     $23     $31     $36     $44
 Ten Years..............    $113    $129    $141    $158     $45     $63     $75     $93
                           International Equity Index(7)       International Growth
                          ------------------------------- -------------------------------
                          Class A Class B Class C Class D Class A Class B Class C Class D
                          Shares  Shares  Shares  Shares  Shares  Shares  Shares  Shares
                          ------- ------- ------- ------- ------- ------- ------- -------
Shareholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..    None    None    None    None    None    None    None    None
 Additional Transaction
  Fee (as a percentage
  of amount
  invested)(6)..........   1.00%   1.00%   1.00%   1.00%    None    None    None    None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........    None    None    None    None    None    None    None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........    None    None    None    None    None    None    None    None
 Redemption Fees........    None    None    None    None    None    None    None    None
 Exchange Fees..........    None    None    None    None    None    None    None    None
Annual Operating
 Expenses After Expense
 Reimbursements and
 Fee Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....    .25%    .25%    .25%    .25%    .80%    .80%    .80%    .80%
 12b-1 Fees.............    None    None    None    None    None    None    None    None
 Other Operating Ex-
  penses
  Servicing Fees(2).....    None    .10%    .15%    .25%    None    .10%    .15%    .25%
  Transfer Agency
   Fees(2)..............    .01%    .05%    .10%    .15%    .01%    .05%    .10%    .15%
  Other Expenses After
   Expense
   Reimbursements and
   Fee Reductions(3,4)..    .25%    .25%    .25%    .25%    .25%    .25%    .25%    .25%
                           -----   -----   -----   -----   -----   -----   -----   -----
  Total Other Operating
   Expenses(3,4)........    .26%    .40%    .50%    .65%    .26%    .40%    .50%    .65%
                           -----   -----   -----   -----   -----   -----   -----   -----
 Total Operating
  Expenses(1,2,3,4).....    .51%    .65%    .75%    .90%   1.06%   1.20%   1.30%   1.45%
                           =====   =====   =====   =====   =====   =====   =====   =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period*:
 One Year...............     $15     $17     $18     $19     $11     $12     $13     $15
 Three Years............     $26     $31     $34     $38     $34     $38     $41     $46
 Five Years.............     $38     $46     $51     $59     $58     $66     $71     $79
 Ten Years..............     $73     $90    $102    $120    $129    $145    $157    $174

-------
* Total expenses include a .50% and 1.00% transaction fee on purchases of the shares of Small Company Index and International Equity Index Portfolios, respectively.

                                                       Global Asset(7)
                                               -------------------------------
                                               Class A Class B Class C Class D
                                               Shares  Shares  Shares  Shares
                                               ------- ------- ------- -------
Shareholder Transaction Expenses
    Maximum Sales Charge Imposed on Purchases....None    None    None    None
    Additional Transaction Fee (as a percentage
     of amount invested)(6)......................None    None    None    None
    Deferred Sales Charge Imposed on Reinvested
     Distributions...............................None    None    None    None
    Deferred Sales Charge Imposed on Redemptions.None    None    None    None
    Redemption Fees..............................None    None    None    None
    Exchange Fees................................None    None    None    None
Annual Operating Expenses After Expense
 Reimbursements and Fee Reductions (as a
 percentage of average daily net assets).
    Management Fees After Fee Reductions(1)...... .35%    .35%    .35%    .35%
    12b-1 Fees...................................None    None    None    None
    Other Operating Expenses
      Servicing Fees(2)..........................None     .10%    .15%    .25%
      Transfer Agency Fees(2).................... .01%    .05%    .10%    .15%
      Other Expenses After Expense Reimbursements
        and Fee Reductions(3,4).................. .10%    .10%    .10%    .10%
                                                 ----    ----    ----    ----
      Total Other Operating Expenses(3,4)........ .11%    .25%    .35%    .50%
                                                 ----    ----    ----    ----
    Total Operating Expenses(1,2,3,4)............ .46%    .60%    .70%    .85%
                                                 ====    ====    ====    ====

The Global Asset Portfolio will invest a substantial portion of its assets in Class A Shares of other investment portfolios of the Trust (collectively, the "Northern Institutional Portfolios"), including the Trust's money market portfolios, the Government Select Portfolio, Government Portfolio, Diversified Assets Portfolio, and Tax-Exempt Portfolio, which are offered under a separate prospectus. The total expense ratios of Class A Shares of the equity and fixed income Northern Institutional Portfolios are set forth above. Based on a hypothetical mix of Northern Institutional Portfolio shares that the Global Asset Portfolio may hold under current market conditions, the weighted average expense ratio associated with the Portfolio's investment in Class A Shares of the Northern Institutional Portfolios would be 0.34%, and excludes the effect of any transaction fee associated with investment in a Northern Institutional Portfolio. The actual allocation of the Global Asset Portfolio's assets among the Northern Institutional Portfolios will vary with changing market conditions. In addition, the weighted average expense ratio of the Portfolio's investments in the Northern Institutional Portfolios does not reflect the expenses associated with the Portfolio's investments in unaffiliated investment companies, which could increase or decrease this weighted average expense ratio. Based on the foregoing, the estimated cumulative total expense ratio of Class A, B, C and D Shares of the Global Asset Portfolio, including both the expenses associated with the Portfolio and the expenses relating to its investments in other Northern Institutional Portfolios, would be .80%,
 .94%, 1.04% and 1.19%, respectively.

Example of Expenses. Based on the cumulative total expense ratios set forth in the preceding paragraph, you would pay the following expenses on a hypothetical $1,000 investment in the Global Asset Portfolio, assuming a 5% annual total return and redemption at the end of each time period:

 One Year..............................................  $8   $10   $11   $12
 Three Years........................................... $26   $30   $33   $38
 Five Years............................................ N/A   N/A   N/A   N/A
 Ten Years............................................. N/A   N/A   N/A   N/A

----------
(1) For the fiscal year ending November 30, 1997, Northern voluntarily reduced its advisory fee for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index, and International Growth Portfolios. Advisory fees are otherwise payable at the annual rate of .60%, .60%, .40%, .60%, .60%, .90%, .80%, .30%, .80%, 1.10%, .40%, .50% and 1.00%,
    respectively, of the Portfolios' respective average daily net assets. In addition, Northern has voluntarily agreed to reduce its advisory fee for the Global Asset Portfolio to .35% of the Portfolio's average daily net assets for the current fiscal year (advisory fees are otherwise payable at the annual rate of .60% of the Global Asset Portfolio's average daily net assets).

(2) The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with Institutions or other financial intermediaries under which they render (or arrange to have rendered) certain shareholder administrative support services for their Customers or other Investors who beneficially own Class B, C and D Shares in return for a fee ("Servicing Fee") of up to .10%, .15%, and .25%, respectively, per annum of the value of each Portfolio's outstanding Class B, C and D Shares, respectively. The Trust also allocates transfer agency fees, which are attributable to the Class A, B, C and D Shares in a Portfolio, separately to such Shares, as reflected in the table. For further information, see "Investment Adviser, Transfer Agent and Custodian" and "Shareholder Servicing Plan" under the heading "Trust Information" in this Prospectus.

(3) For the fiscal period December 1, 1996 through April 30, 1997, Goldman Sachs reduced its administration fee (otherwise payable with respect to each Portfolio during such period at the annual rate of .25% of the first $100 million, .15% of the next $200 million, .075% of the next $450 million and .05% of any excess over $750 million of the Portfolio's average daily net assets) to .10% of each Portfolio's average daily net assets. For the fiscal period May 1, 1997 through November 30, 1997, Goldman Sachs was entitled to an administration fee from each Portfolio at an annual rate of .15% of the average daily net assets of each of the International Bond, International Equity Index and International Growth Portfolios and .10% of the average daily net assets of each other Portfolio. In addition, during the fiscal year ended November 30, 1997 Goldman Sachs reimbursed each Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, servicing fees and certain extraordinary expenses) which exceeded on an annualized basis .25% of the International Bond, International Equity Index and International Growth Portfolios' average daily net assets and .10% of each other Portfolio's average daily net assets for such period. The expense information in the table has, accordingly, been presented to reflect these fee reductions and expense reimbursements (estimated in the case of the Intermediate Bond, Global Asset and International Equity Index Portfolios).

(4) Without the undertakings of Northern and Goldman Sachs, and had all classes of shares been outstanding during the year ending November 30, 1997, "Other Expenses" in the foregoing table would have been as follows:
    U.S. Government Securities Portfolio--.24%; Short-Intermediate Bond Portfolio--.20%; U.S. Treasury Index Portfolio--.41%; Bond Portfolio-- .16%; International Bond Portfolio--.61%; Balanced Portfolio--.30%; Equity Index Portfolio--.15%; Diversified Growth Portfolio--.22%; Focused Growth Portfolio--.23%; Small Company Index Portfolio--.27%; and International Growth Portfolio--.36%; and the total annual operating expenses would have been as follows for Class A, B, C and D Shares, respectively: U.S. Government Securities Portfolio--.85%, .99%, 1.09% and 1.24%; Short-Intermediate Bond Portfolio--.81%, .95%, 1.05% and 1.20%; U.S. Treasury Index Portfolio--.82%, .96%, 1.06% and 1.21%; Bond Portfolio--.77%, .91%,
    1.01% and 1.16%; International Bond Portfolio--1.52%, 1.66%, 1.76% and 1.91%; Balanced Portfolio--1.11%, 1.25%, 1.35% and 1.50%; Equity Index Portfolio--.46%, .60%, .70% and .85%; Diversified Growth Portfolio--1.03%, 1.17%, 1.27% and 1.42%; Focused Growth Portfolio--1.34%, 1.48%, 1.58% and
    1.73%; Small Company Index Portfolio--.68%, .82%, .92% and 1.07%; and International Growth Portfolio--1.37%, 1.51%, 1.61% and 1.76%, based on actual expenses incurred during the fiscal year ended November 30, 1997. Without the undertakings of Northern and Goldman Sachs, it is estimated that "Other Expenses" would be .57% for the Intermediate Bond Portfolio, .43% for the Global Asset Portfolio and .39% for the International Equity Index Portfolio, and total annual operating expenses for each of the Intermediate Bond, Global Asset and International Equity Index Portfolio's Class A, B, C and D Shares would be 1.18%, 1.32%, 1.42% and 1.57%; 1.04%,
    1.18%, 1.28% and 1.43%; and .90%, 1.04%, 1.14% and 1.29%, respectively, for the current fiscal year. See note (7) below. For a more complete description of the Portfolios' expenses, see "Trust Information" in this Prospectus.

(5) The actual expense ratios reflected in the above table for each class of the Equity Index, Diversified Growth, Focused Growth and Small Company Index Portfolios include interest expense of .01%, associated with temporary borrowings. Interest expense is not subject to voluntary expense limitations. Had the Portfolios not experienced such temporary borrowings, the total annual operating expense ratios would have been as follows:
    Equity Index Class A, B, C and D Shares--.21%, .35%, .45% and .60%, respectively; Diversified Growth Class A, B, C and D Shares--.66%, .80%, .90% and 1.05%, respectively; Focused Growth Class A, B, C and D Shares-- .91%, 1.05%, 1.15% and 1.30%, respectively; and Small Company Index Class A, B, C and D Shares--.31%, .45%, .55% and .70%, respectively. Whether such borrowings will occur in any given year and the actual amount of such borrowings is difficult to predict.

(6) To prevent the Small Company Index Portfolio and International Equity Index Portfolio from being adversely affected by the transaction costs associated with share purchases, the Portfolios will sell shares at a price equal to the net asset value of the shares plus an additional transaction fee equal to .50% and 1.00%, respectively, of such value. Such amounts are not sales charges, but are retained by the Portfolios for the benefit of all shareholders (see "Investment Information--Small Company Index Portfolio," "Investment Information--International Equity Index Portfolio," "Investing--Purchase of Shares" and "Investing--Redemption of Shares"). The Global Asset Portfolio may invest in these Portfolios and will be subject to the respective transaction fees.

(7) The costs and expenses included in the table and hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated.

                             ---------------------

THE PURPOSE OF THE FOREGOING TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS SHAREHOLDER TRANSACTION AND OPERATING EXPENSES OF EACH PORTFOLIO THAT SHAREHOLDERS BEAR DIRECTLY OR INDIRECTLY. IT DOES NOT, HOWEVER, REFLECT ANY CHARGES WHICH MAY BE IMPOSED BY NORTHERN, ITS AFFILIATES AND CORRESPONDENT BANKS AND OTHER INSTITUTIONS ON THEIR CUSTOMERS AS DESCRIBED UNDER "INVESTING--PURCHASE OF SHARES." THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS

The following information has been audited by Ernst & Young LLP, independent auditors, as indicated in their report incorporated by reference into the Additional Statement from the annual report to shareholders for the fiscal year ended November 30, 1997 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. No information is presented with respect to Class C Shares of the Short-Intermediate Bond, U.S. Treasury Index, Intermediate Bond, International Bond, Diversified Growth, Small Company Index, International Growth and International Equity Index Portfolios, Class D Shares of the Intermediate Bond and International Equity Index Portfolios, and Class B Shares of the Portfolios because no such shares were outstanding during the periods presented. In addition, as of the date of this Prospectus, the Global Asset Portfolio had not commenced investment operations. The Annual Report also contains additional performance information and is available upon request and without charge by calling the telephone number or writing to the address on the first page of this Prospectus.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. GOVERNMENT SECURITIES PORTFOLIO

                                               Class A
                             --------------------------------------------------
                              1997       1996       1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $ 20.07   $  20.08   $  19.05  $  20.07   $  20.00
Income (loss) from invest-
 ment operations:
 Net investment income          1.21       1.02       1.05      0.91       0.55
 Net realized and
  unrealized gain (loss)       (0.07)     (0.01)      1.02     (1.02)      0.05
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations          1.14       1.01       2.07     (0.11)      0.60
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income         (1.22)     (1.02)     (1.04)    (0.91)     (0.53)
--------------------------------------------------------------------------------
Total distributions to
 shareholders                  (1.22)     (1.02)     (1.04)    (0.91)     (0.53)
--------------------------------------------------------------------------------
Net increase (decrease)        (0.08)     (0.01)      1.03     (1.02)      0.07
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                        $ 19.99   $  20.07   $  20.08  $  19.05   $  20.07
--------------------------------------------------------------------------------
Total return (b)                5.93%      5.15%     11.18%    (0.57)%     3.00%
Ratio to average net assets
 of (c):
 Expenses, net of waivers
  and reimbursements            0.36%      0.36%      0.36%     0.36%      0.43%
 Expenses, before waivers
  and reimbursements            0.85%      0.94%      1.09%     1.12%      1.18%
 Net investment income, net
  of waivers and reimburse-
  ments                         5.86%      5.22%      5.43%     4.62%      4.18%
 Net investment income, be-
  fore waivers and reim-
  bursements                    5.37%      4.64%      4.70%     3.86%      3.43%
Portfolio turnover rate        95.73%    119.75%    141.14%    45.55%     20.59%
Net assets at end of year
 (in thousands)              $43,073    $92,351    $56,329   $25,293    $32,479
--------------------------------------------------------------------------------

(a) For the period April 5, 1993 (commencement of operations) through November 30, 1993.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. GOVERNMENT SECURITIES PORTFOLIO

                                 Class C                  Class D
                              ----------------  -------------------------------
                               1997    1996 (A)  1997    1996    1995   1994 (B)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $20.06   $20.13   $20.03  $20.04  $19.05  $19.43
Income (loss) from invest-
 ment operations:
 Net investment income          1.14     0.91     1.16    0.96    0.96    0.22
 Net realized and unrealized
  gain (loss)                  (0.04)   (0.12)   (0.10)  (0.03)   1.00   (0.38)
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations            1.10     0.79     1.06    0.93    1.96   (0.16)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income         (1.18)   (0.86)   (1.15)  (0.94)  (0.97)  (0.22)
--------------------------------------------------------------------------------
Total distributions to
 shareholders                  (1.18)   (0.86)   (1.15)  (0.94)  (0.97)  (0.22)
--------------------------------------------------------------------------------
Net increase (decrease)        (0.08)   (0.07)   (0.09)  (0.01)   0.99   (0.38)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $19.98   $20.06   $19.94  $20.03  $20.04  $19.05
--------------------------------------------------------------------------------
Total return (c)                5.67%    4.05%    5.52%   4.77%  10.66%  (0.90)%
Ratio to average net assets
 of (d):
 Expenses, net of waivers
  and reimbursements            0.60%    0.60%    0.75%   0.75%   0.75%   0.75%
 Expenses, before waivers
  and reimbursements            1.09%    1.18%    1.24%   1.33%   1.48%   1.51%
 Net investment income, net
  of waivers and reimburse-
  ments                         5.63%    4.97%    5.50%   4.83%   5.08%   4.65%
 Net investment income, be-
  fore waivers and reim-
  bursements                    5.14%    4.39%    5.01%   4.25%   4.35%   3.89%
Portfolio turnover rate        95.73%  119.75%   95.73% 119.75% 141.14%  45.55%
Net assets at end of year
 (in thousands)               $3,118   $3,535   $  312  $  225  $   67  $   13
--------------------------------------------------------------------------------

(a) For the period December 29, 1995 (Class C Shares issue date) through November 30, 1996.
(b) For the period September 15, 1994 (Class D Shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SHORT-INTERMEDIATE BOND PORTFOLIO

                                            Class A                                  Class D
                          -----------------------------------------------  -------------------------------
                            1997      1996      1995     1994    1993 (a)   1997    1996    1995   1994 (b)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $  20.70  $  20.73  $  19.53  $ 20.33  $  20.00  $20.66  $20.71  $19.53  $19.82
Income (loss) from in-
 vestment
 operations:
 Net investment income        1.46      1.14      1.02     0.97      0.85    1.43    1.07    0.94    0.23
 Net realized and
  unrealized gain (loss)     (0.29)    (0.01)     1.19    (0.80)     0.31   (0.34)  (0.02)   1.18   (0.29)
-----------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.17      1.13      2.21     0.17      1.16    1.09    1.05    2.12   (0.06)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income       (1.46)    (1.16)    (1.01)   (0.97)    (0.83)  (1.39)  (1.10) (0.94)  (0.23)
 Net realized gain           (0.05)      --        --       --        --    (0.05)    --      --      --
-----------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders                (1.51)    (1.16)    (1.01)   (0.97)    (0.83)  (1.44)  (1.10)  (0.94)  (0.23)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)      (0.34)    (0.03)     1.20    (0.80)     0.33   (0.35)  (0.05)  (1.18)  (0.29)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $  20.36  $  20.70  $  20.73  $ 19.53  $  20.33  $20.31  $20.66  $20.71  $19.53
-----------------------------------------------------------------------------------------------------------
Total return (c)              5.95%     5.68%    11.58%    0.84%     5.90%   5.54%   5.22%  11.09%  (0.30)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and
  reimbursements              0.36%     0.36%     0.36%    0.36%     0.36%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and
  reimbursements              0.81%     0.88%     0.91%    0.95%     1.00%   1.20%   1.27%   1.30%   1.34%
 Net investment income,
  net of waivers and re-
  imbursements                7.68%     5.83%     5.14%    4.84%     4.79%   7.48%   4.96%   4.85%   4.42%
 Net investment income,
  before waivers and re-
  imbursements                7.23%     5.31%     4.59%    4.25%     4.15%   7.03%   4.44%   4.30%   3.83%
Portfolio turnover rate      48.49%    47.68%    54.68%   48.67%    19.48%  48.49%  47.68%  54.68%  48.67%
Net assets at end of
 year (in
 thousands)               $201,457  $153,675  $158,678  $96,209  $107,550  $  891  $  343  $   13  $    1
-----------------------------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. TREASURY INDEX PORTFOLIO

                                          Class A                                   Class D
                          ---------------------------------------------  --------------------------------
                           1997     1996     1995     1994     1993 (a)   1997    1996    1995   1994 (b)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 20.60  $ 20.78  $ 18.77  $ 21.05   $ 20.00   $20.57  $20.75  $18.77   $18.80
Income (loss) from in-
 vestment operations:
 Net investment income       1.26     1.19     1.11     1.15      0.95     1.20    1.17    1.00     0.09
 Net realized and
  unrealized gain (loss)     0.20    (0.18)    2.01    (1.93)     1.02     0.18   (0.24)   2.03    (0.03)
---------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.46     1.01     3.12    (0.78)     1.97     1.38    0.93    3.03     0.06
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income      (1.25)   (1.19)   (1.11)   (1.14)    (0.92)   (1.18)  (1.11)  (1.05)   (0.09)
 Net realized gain             --       --       --    (0.36)       --       --      --      --       --
---------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders               (1.25)   (1.19)   (1.11)   (1.50)    (0.92)   (1.18)  (1.11)  (1.05)   (0.09)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)      0.21    (0.18)    2.01    (2.28)     1.05     0.20   (0.18)   1.98    (0.03)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.81  $ 20.60  $ 20.78  $ 18.77   $ 21.05   $20.77  $20.57  $20.75   $18.77
---------------------------------------------------------------------------------------------------------
Total return (c)             7.44%    5.10%   16.95%   (3.80)%    9.94%    7.03%   4.72%  16.43%    0.37%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.26%    0.26%    0.26%    0.26%     0.26%    0.65%   0.65%   0.65%    0.65%
 Expenses, before waiv-
  ers and reimbursements     0.82%    1.04%    0.89%    0.79%     0.83%    1.21%   1.43%   1.28%    1.18%
 Net investment income,
  net of waivers and
  reimbursements             6.36%    5.93%    5.09%    5.60%     5.11%    6.07%   5.57%   5.41%    6.05%
 Net investment income,
  before waivers and
  reimbursements             5.80%    5.15%    4.46%    5.07%     4.54%    5.51%   4.79%   4.78%    5.52%
Portfolio turnover rate     72.61%   42.49%   80.36%   52.80%    77.75%   72.61%  42.49%  80.36%   52.80%
Net assets at end of
 year (in thousands)      $33,839  $26,273  $17,674  $37,305   $71,456   $1,707  $  848  $  286   $   --
---------------------------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period November 16, 1994 (Class D Shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BOND PORTFOLIO

                                                Class A
                              -------------------------------------------------
                                1997      1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  20.77  $  20.96  $  18.29  $  20.70   $  20.00
Income (loss) from invest-
 ment operations:
 Net investment income            1.34      1.29      1.17      1.42       1.42
 Net realized and unrealized
  gain (loss)                     0.29     (0.19)     2.66     (2.21)      0.66
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              1.63      1.10      3.83     (0.79)      2.08
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income           (1.32)    (1.26)    (1.14)    (1.46)     (1.38)
 Net realized gain                 --        --        --      (0.15)       --
 Return of capital                 --      (0.03)    (0.02)    (0.01)       --
--------------------------------------------------------------------------------
Total distributions to
 shareholders                    (1.32)    (1.29)    (1.16)    (1.62)     (1.38)
--------------------------------------------------------------------------------
Net increase (decrease)           0.31     (0.19)     2.67     (2.41)      0.70
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $  21.08  $  20.77  $  20.96  $  18.29   $  20.70
--------------------------------------------------------------------------------
Total return (b)                  8.17%     5.57%    21.55%    (4.04)%    10.60%
Ratio to average net assets
 of (c):
 Expenses, net of waivers
  and reimbursements              0.36%     0.36%     0.36%     0.36%      0.36%
 Expenses, before waivers
  and reimbursements              0.77%     0.84%     0.84%     0.87%      0.92%
 Net investment income, net
  of waivers and reimburse-
  ments                           6.66%     6.39%     5.94%     7.31%      7.84%
 Net investment income, be-
  fore waivers and reim-
  bursements                      6.25%     5.91%     5.46%     6.80%      7.28%
Portfolio turnover rate          76.30%   101.38%    74.19%   103.09%     89.06%
Net assets at end of year
 (in thousands)               $460,514  $366,850  $286,301  $257,391   $245,112
--------------------------------------------------------------------------------

(a)For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c)Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BOND PORTFOLIO

                                  Class C                      Class D
                          -------------------------  -------------------------------
                           1997     1996    1995 (a)  1997    1996    1995   1994 (b)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 20.78  $ 20.96  $ 20.21  $20.76  $20.94  $18.29  $18.74
Income (loss) from in-
 vestment operations:
 Net investment income       1.29     1.25     0.47    1.24    1.22    1.08    0.28
 Net realized and
  unrealized gain (loss)     0.28    (0.18)    0.74    0.30   (0.18)   2.66   (0.45)
-------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.57     1.07     1.21    1.54    1.04    3.74   (0.17)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income      (1.28)   (1.22)   (0.45)  (1.25)  (1.19)  (1.09)  (0.28)
 Return of capital            --     (0.03)   (0.01)    --    (0.03)     -       -
-------------------------------------------------------------------------------------
Total distributions to
 shareholders               (1.28)   (1.25)   (0.46)  (1.25)  (1.22)  (1.09)  (0.28)
-------------------------------------------------------------------------------------
Net increase (decrease)      0.29    (0.18)    0.75    0.29   (0.18)   2.65   (0.45)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 21.07  $ 20.78  $ 20.96  $21.05  $20.76  $20.94  $18.29
-------------------------------------------------------------------------------------
Total return (c)             7.88%    5.33%    6.08%   7.74%   5.17%  21.06%  (0.94)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.60%    0.60%    0.60%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and reimbursements     1.01%    1.08%    1.08%   1.16%   1.23%   1.23%   1.26%
 Net investment income,
  net of waivers and re-
  imbursements               6.39%    6.09%    5.59%   6.27%   5.99%   5.48%   6.31%
 Net investment income,
  before waivers and re-
  imbursements               5.98%    5.61%    5.11%   5.86%   5.51%   5.00%   5.80%
Portfolio turnover rate     76.30%  101.38%   74.19%  76.30% 101.38%  74.19% 103.09%
Net assets at end of
 year (in thousands)      $50,554  $ 7,342  $ 3,704  $  601  $  220  $  120  $   15
-------------------------------------------------------------------------------------

(a)For the period July 3, 1995 (Class C Shares issue date) through November 30, 1995.
(b)For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.
(c)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d)Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Year Ended November 30,
INTERMEDIATE BOND PORTFOLIO

                                                          Class A
                                                          --------
                                                          1997 (a)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 20.00
Income (loss) from investment operations:
 Net investment income                                       0.38
 Net realized and unrealized loss                           (0.15)
------------------------------------------------------------------
Total income from investment operations                      0.23
------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                      (0.34)
------------------------------------------------------------------
Total distributions to shareholders                         (0.34)
------------------------------------------------------------------
Net decrease                                                (0.11)
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 19.89
------------------------------------------------------------------
Total return (b)                                             1.17%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements                 0.36%
 Expenses, before waivers and reimbursements                 2.28%
 Net investment income, net of waivers and reimbursements    5.87%
 Net investment income, before waivers and reimbursements    3.95%
Portfolio turnover rate                                     56.99%
Net assets at end of year (in thousands)                  $11,997
------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL BOND PORTFOLIO

                                      Class A                        Class D
                          -----------------------------------  -----------------------
                           1997      1996     1995    1994(a)   1997     1996   1995(b)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 22.16   $ 21.74  $ 19.93  $ 20.00  $22.14   $21.74  $22.17
Income (loss) from in-
 vestment operations:
 Net investment income       1.02      1.54     1.26     0.79    0.97     1.37    0.02
 Net realized and
  unrealized gain (loss)    (1.70)     0.43     2.28     0.01   (1.72)    0.51   (0.08)
---------------------------------------------------------------------------------------
Total income (loss) from
 investment operations      (0.68)     1.97     3.54     0.80   (0.75)    1.88   (0.06)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income
  (c)                       (1.01)    (1.55)   (1.73)   (0.87)  (0.99)   (1.48)  (0.37)
 Net realized gain          (0.34)      --       --       --    (0.34)     --      --
---------------------------------------------------------------------------------------
Total distributions to
 shareholders               (1.35)    (1.55)   (1.73)   (0.87)  (1.33)   (1.48)  (0.37)
---------------------------------------------------------------------------------------
Net increase (decrease)     (2.03)     0.42     1.81    (0.07)  (2.08)    0.40   (0.43)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.13   $ 22.16  $ 21.74  $ 19.93  $20.06   $22.14  $21.74
---------------------------------------------------------------------------------------
Total return (d)            (3.02)%    9.47%   18.20%    4.03%  (3.38)%   9.04% (0.30)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.96%     0.96%    0.96%    0.96%   1.35%    1.35%   1.35%
 Expenses, before waiv-
  ers and reimbursements     1.52%     1.58%    1.47%    1.49%   1.91%    1.97%   1.86%
 Net investment income,
  net of waivers and re-
  imbursements               5.61%     5.91%    5.92%    5.93%   5.36%    5.67%   3.26%
 Net investment income,
  before waivers and re-
  imbursements               5.05%     5.29%    5.41%    5.40%   4.80%    5.05%   2.75%
Portfolio turnover rate     29.29%    33.89%   54.46%   88.65%  29.29%   33.89%  54.46%
Net assets at end of
 year (in thousands)      $26,383   $34,183  $32,673  $26,947  $   91   $   52  $    9
---------------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) For the period November 20, 1995 (Class D Shares issue date) through November 30, 1995.
(c) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BALANCED PORTFOLIO

                                                   Class A
                                   --------------------------------------------
                                    1997     1996     1995     1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                              $ 12.24  $ 11.05  $  9.50  $ 10.22   $ 10.00
Income (loss) from investment op-
 erations:
 Net investment income                0.38     0.34     0.34     0.24      0.09
 Net realized and unrealized gain
  (loss)                              1.66     1.19     1.55    (0.72)     0.22
--------------------------------------------------------------------------------
Total income (loss) from invest-
 ment operations                      2.04     1.53     1.89    (0.48)     0.31
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income               (0.38)   (0.34)   (0.34)   (0.22)    (0.09)
 Net realized gain                   (0.31)     --       --     (0.02)      --
--------------------------------------------------------------------------------
Total distributions to sharehold-
 ers                                 (0.69)   (0.34)   (0.34)   (0.24)    (0.09)
--------------------------------------------------------------------------------
Net increase (decrease)               1.35     1.19     1.55    (0.72)     0.22
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $ 13.59  $ 12.24  $ 11.05  $  9.50   $ 10.22
--------------------------------------------------------------------------------
Total return (b)                     17.29%   14.07%   20.22%   (4.76)%    3.12%
Ratio to average net assets of
 (c):
 Expenses, net of waivers and re-
  imbursements                        0.61%    0.61%    0.61%    0.61%     0.61%
 Expenses, before waivers and re-
  imbursements                        1.11%    1.20%    1.28%    1.50%     1.62%
 Net investment income, net of
  waivers and reimbursements          2.99%    3.03%    3.36%    2.56%     2.20%
 Net investment income, before
  waivers and reimbursements          2.49%    2.44%    2.69%    1.68%     1.19%
Portfolio turnover rate              59.06%  104.76%   93.39%   75.69%    35.03%
Average commission rate per share  $0.0652  $0.0718       NA       NA        NA
Net assets at end of year (in
 thousands)                        $51,475  $45,157  $38,897  $31,462   $15,928
--------------------------------------------------------------------------------

(a) For the period July 1, 1993 (commencement of operations) through November 30, 1993.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BALANCED PORTFOLIO

                                               Class C           Class D
                                           ----------------  ----------------
                                            1997    1996 (a)  1997    1996 (b)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $ 12.24  $ 11.12  $ 12.23  $ 11.34
Income from investment operations:
 Net investment income                        0.36     0.29     0.34     0.22
 Net realized and unrealized gain             1.64     1.12     1.64     0.96
------------------------------------------------------------------------------
Total income from investment operations       2.00     1.41     1.98     1.18
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                       (0.37)   (0.29)   (0.36)   (0.29)
 Net realized gain                           (0.31)     --     (0.31)     --
------------------------------------------------------------------------------
Total distributions to shareholders          (0.68)   (0.29)   (0.67)   (0.29)
------------------------------------------------------------------------------
Net increase                                  1.32     1.12     1.31     0.89
------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $ 13.56  $ 12.24  $ 13.54  $ 12.23
------------------------------------------------------------------------------
Total return (c)                             17.00%   12.72%   16.82%   10.55%
Ratio to average net assets of (d):
 Expenses, net of waivers and reimburse-
  ments                                       0.85%    0.85%    1.00%    1.00%
 Expenses, before waivers and reimburse-
  ments                                       1.35%    1.44%    1.50%    1.59%
 Net investment income, net of waivers and
  reimbursements                              2.75%    2.80%    2.60%    2.78%
 Net investment income, before waivers and
  reimbursements                              2.25%    2.21%    2.10%    2.19%
Portfolio turnover rate                      59.06%  104.76%   59.06%  104.76%
Average commission rate per share          $0.0652  $0.0718  $0.0652  $0.0718
Net assets at end of year (in thousands)   $ 4,587  $ 5,997  $   322  $   232
------------------------------------------------------------------------------

(a) For the period December 29, 1995 (Class C Shares issue date) through November 30, 1996.
(b) For the period February 20, 1996 (Class D Shares issue date) through November 30, 1996.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
EQUITY INDEX PORTFOLIO

                                              Class A
                          ------------------------------------------------------
                            1997       1996        1995       1994      1993 (a)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $  16.79   $   13.86   $   10.60  $   10.78  $   10.00
Income (loss) from in-
 vestment operations:
 Net investment income        0.30        0.31        0.30       0.27       0.22
 Net realized and
  unrealized gain (loss)      4.13        3.36        3.47      (0.18)      0.78
---------------------------------------------------------------------------------
Total income from in-
 vestment operations          4.43        3.67        3.77       0.09       1.00
---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income       (0.30)      (0.31)      (0.30)     (0.27)     (0.22)
 Net realized gain           (0.83)      (0.43)      (0.21)        --         --
---------------------------------------------------------------------------------
Total distributions to
 shareholders                (1.13)      (0.74)      (0.51)     (0.27)     (0.22)
---------------------------------------------------------------------------------
Net increase (decrease)       3.30        2.93        3.26      (0.18)      0.78
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $  20.09   $   16.79   $   13.86  $   10.60  $   10.78
---------------------------------------------------------------------------------
Total return (b)             27.93%      27.53%      36.60%      0.87%     10.08%
Ratio to average net as-
 sets of (c):
 Expenses, net of waiv-
  ers and reimbursements      0.22%       0.22%       0.22%      0.23%      0.21%
 Expenses, before waiv-
  ers and reimbursements      0.46%       0.50%       0.54%      0.59%      0.66%
 Net investment income,
  net of waivers and re-
  imbursements                1.66%       2.12%       2.54%      2.62%      2.62%
 Net investment income,
  before waivers and re-
  imbursements                1.42%       1.84%       2.22%      2.25%      2.17%
Portfolio turnover rate      18.96%      18.02%      15.27%     71.98%      2.06%
Average commission rate
 per share                $ 0.0264    $ 0.0228          NA         NA         NA
Net assets at end of
 year (in thousands)      $844,065    $675,804    $479,763   $281,817   $219,282
---------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
EQUITY INDEX PORTFOLIO

                                  Class C                        Class D
                          --------------------------  ---------------------------------
                           1997      1996    1995 (a)  1997     1996     1995   1994 (b)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 16.79   $ 13.86  $ 13.43  $ 16.77  $ 13.83  $10.60  $10.96
Income (loss) from in-
 vestment operations:
 Net investment income       0.26      0.28     0.05     0.26     0.27    0.25    0.02
 Net realized and
  unrealized gain (loss)     4.11      3.35     0.45     4.07     3.36    3.47   (0.31)
----------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       4.37      3.63     0.50     4.33     3.63    3.72   (0.29)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income      (0.28)    (0.27)   (0.07)   (0.27)   (0.26)  (0.28)  (0.07)
 Net realized gain          (0.83)    (0.43)      --    (0.83)   (0.43)  (0.21)     --
----------------------------------------------------------------------------------------
Total distributions to
 shareholders               (1.11)    (0.70)   (0.07)   (1.10)   (0.69)  (0.49)  (0.07)
----------------------------------------------------------------------------------------
Net increase (decrease)      3.26      2.93     0.43     3.23     2.94    3.23   (0.36)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.05   $ 16.79  $ 13.86  $ 20.00  $ 16.77  $13.83  $10.60
----------------------------------------------------------------------------------------
Total return (c)            27.64%    27.24%    3.94%   27.45%   27.20%  36.20%  (2.68)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.46%     0.46%    0.46%    0.61%    0.61%   0.61%   0.60%
 Expenses, before waiv-
  ers and reimbursements     0.70%     0.74%    0.78%    0.85%    0.89%   0.93%   0.96%
 Net investment income,
  net of waivers and re-
  imbursements               1.42%     1.89%    2.29%    1.27%    1.78%   2.07%   2.67%
 Net investment income,
  before waivers and re-
  imbursements               1.18%     1.61%    1.97%    1.03%    1.50%   1.75%   2.31%
Portfolio turnover rate     18.96%    18.02%   15.27%   18.96%   18.02%  15.27%  71.98%
Average commission rate
 per share                $0.0264   $0.0228       NA  $0.0264  $0.0228      NA      NA
Net assets at end of
 year (in thousands)      $82,982   $53,929  $18,390  $30,650  $ 8,005  $  810  $    3
----------------------------------------------------------------------------------------

(a) For the period September 28, 1995 (Class C Shares issue date) through November 30, 1995.
(b) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
DIVERSIFIED GROWTH PORTFOLIO

                                                Class A
                              -------------------------------------------------
                                1997      1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  14.36  $  12.20  $   9.88  $  10.65   $  10.00
Income (loss) from invest-
 ment operations:
 Net investment income            0.11      0.14      0.15      0.09       0.09
 Net realized and unrealized
  gain (loss)                     3.33      2.33      2.26     (0.83)      0.65
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              3.44      2.47      2.41     (0.74)      0.74
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income           (0.14)    (0.15)    (0.09)    (0.01)     (0.09)
 Net realized gain               (1.46)    (0.16)       --     (0.02)        --
--------------------------------------------------------------------------------
Total distributions to
 shareholders                    (1.60)    (0.31)    (0.09)    (0.03)     (0.09)
--------------------------------------------------------------------------------
Net increase (decrease)           1.84      2.16      2.32     (0.77)      0.65
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $  16.20  $  14.36  $  12.20  $   9.88   $  10.65
--------------------------------------------------------------------------------
Total return (b)                 27.06%    20.83%    24.55%    (6.98)%     7.38%
Ratio to average net assets
 of (c):
 Expenses, net of waivers
  and reimbursements              0.67%     0.66%     0.69%     0.67%      0.71%
 Expenses, before waivers
  and reimbursements              1.03%     1.10%     1.12%     1.08%      1.13%
 Net investment income, net
  of waivers and reimburse-
  ments                           0.76%     0.98%     1.16%     0.77%      1.04%
 Net investment income, be-
  fore waivers and reim-
  bursements                      0.40%     0.54%     0.73%     0.35%      0.62%
Portfolio turnover rate          45.53%    59.99%    81.65%    78.94%    140.88%
Average commission rate per
 share                        $ 0.0669  $ 0.0655        NA        NA         NA
Net assets at end of year
 (in thousands)               $158,383  $142,055  $146,731  $164,963   $199,053
--------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
DIVERSIFIED GROWTH PORTFOLIO

                                                        Class D
                                            ----------------------------------
                                             1997     1996     1995   1994 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 14.26  $ 12.16  $ 9.88   $10.41
Income (loss) from investment operations:
 Net investment income                         0.09     0.11    0.11     0.01
 Net realized and unrealized gain (loss)       3.27     2.29    2.25    (0.54)
-------------------------------------------------------------------------------
Total income (loss) from investment opera-
 tions                                         3.36     2.40    2.36    (0.53)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (0.13)   (0.14)  (0.08)      --
 Net realized gain                            (1.46)   (0.16)     --       --
-------------------------------------------------------------------------------
Total distributions to shareholders           (1.59)   (0.30)  (0.08)      --
-------------------------------------------------------------------------------
Net increase (decrease)                        1.77     2.10    2.28    (0.53)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $ 16.03  $ 14.26  $12.16   $ 9.88
-------------------------------------------------------------------------------
Total return (b)                              26.60%   20.39%  24.19%   (5.14)%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimburse-
  ments                                        1.06%    1.05%   1.08%    1.05%
 Expenses, before waivers and reimburse-
  ments                                        1.42%    1.49%   1.51%    1.46%
 Net investment income, net of waivers and
  reimbursements                               0.37%    0.59%   0.73%    0.94%
 Net investment income, before waivers and
  reimbursements                               0.01%    0.15%   0.30%    0.53%
Portfolio turnover rate                       45.53%   59.99%  81.65%   78.94%
Average commission rate per share           $0.0669  $0.0655      NA       NA
Net assets at end of year (in thousands)    $   696  $   433  $  221   $   40
-------------------------------------------------------------------------------

(a) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
FOCUSED GROWTH PORTFOLIO

                                              Class A
                                                --------------------------------
                               1997       1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $  14.48   $  12.53   $  9.79   $ 10.43   $ 10.00
Income (loss) from invest-
 ment operations:
 Net investment income           0.05       0.02      0.05      0.02      0.01
 Net realized and
  unrealized gain (loss)         3.37       2.17      2.71     (0.66)     0.43
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations           3.42       2.19      2.76     (0.64)     0.44
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income          (0.02)     (0.05)    (0.02)      --      (0.01)
 Net realized gain              (1.68)     (0.19)      --        --        --
--------------------------------------------------------------------------------
Total distributions to
 shareholders                   (1.70)     (0.24)    (0.02)      --      (0.01)
--------------------------------------------------------------------------------
Net increase (decrease)          1.72       1.95      2.74     (0.64)     0.43
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                        $  16.20   $  14.48   $ 12.53   $  9.79   $ 10.43
--------------------------------------------------------------------------------
Total return (b)                27.05%     17.82%    28.38%    (6.15)%    4.33%
Ratio to average net assets
 of (c):
 Expenses, net of waivers
  and reimbursements             0.92%      0.91%     0.91%     0.91%     0.91%
 Expenses, before waivers
  and reimbursements             1.34%      1.43%     1.47%     1.55%     1.88%
 Net investment income, net
  of waivers and reimburse-
  ments                          0.30%      0.12%     0.46%     0.24%     0.14%
 Net investment loss, be-
  fore waivers and reim-
  bursements                    (0.12)%    (0.40)%   (0.10)%   (0.39)%   (0.83)%
Portfolio turnover rate        108.29%    116.78%    85.93%    74.28%    27.48%
Average commission rate per
 share                       $ 0.0681   $ 0.0730        NA        NA        NA
Net assets at end of year
 (in thousands)              $115,802   $106,250   $86,099   $57,801   $32,099
--------------------------------------------------------------------------------

(a) For the period July 1, 1993 (commencement of operations) through November 30, 1993.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
FOCUSED GROWTH PORTFOLIO

                                  Class C                  Class D
                                                 ------------------
                                                               -----------------
                               1997     1996 (a)    1997      1996     1995 (b)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $ 14.47   $ 13.46    $ 14.37   $ 12.48    $ 9.55
Income (loss) from invest-
 ment operations:
 Net investment income
  (loss)                         0.01     (0.01)      0.03     (0.03)     0.02
 Net realized and unrealized
  gain                           3.37      1.02       3.30      2.15      2.93
--------------------------------------------------------------------------------
Total income from investment
 operations                      3.38      1.01       3.33      2.12      2.95
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLD-
 ERS FROM:
 Net investment income          (0.01)      --       (0.01)    (0.04)    (0.02)
 Net realized gain              (1.68)      --       (1.68)    (0.19)      --
--------------------------------------------------------------------------------
Total distributions to
 shareholders                   (1.69)      --       (1.69)    (0.23)    (0.02)
--------------------------------------------------------------------------------
Net increase                     1.69      1.01       1.64      1.89      2.93
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $ 16.16   $ 14.47    $ 16.01   $ 14.37    $12.48
--------------------------------------------------------------------------------
Total return (c)                26.75%     7.51%     26.52%    17.42%    30.97%
Ratio to average net assets
 of (d):
 Expenses, net of waivers
  and reimbursements             1.16%     1.15%      1.31%     1.30%     1.30%
 Expenses, before waivers
  and reimbursements             1.58%     1.67%      1.73%     1.82%     1.86%
 Net investment income
  (loss), net of waivers and
  reimbursements                 0.06%    (0.12)%    (0.09)%   (0.28)%   (0.11)%
 Net investment loss, before
  waivers and reimbursements    (0.36)%   (0.64)%    (0.51)%   (0.80)%   (0.67)%
Portfolio turnover rate        108.29%   116.78%    108.29%   116.78%    85.93%
Average commission rate per
 share                        $0.0681   $0.0730    $0.0681   $0.0730        NA
Net assets at end of year
 (in thousands)               $ 8,325   $ 6,993    $ 1,206   $   656    $  489
--------------------------------------------------------------------------------

(a) For the period June 14, 1996 (Class C Shares issue date) through November 30, 1996.
(b) For the period December 8, 1994 (Class D Shares issue date) through November 30, 1995.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SMALL COMPANY INDEX PORTFOLIO

                                                 Class A
                                -----------------------------------------------
                                  1997      1996     1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                           $  13.97  $  12.98  $ 10.86  $  11.29   $ 10.00
Income (loss) from investment
 operations:
 Net investment income              0.15      0.19     0.16      0.14      0.11
 Net realized and unrealized
  gain (loss)                       2.69      1.75     2.67     (0.30)     1.29
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations                2.84      1.94     2.83     (0.16)     1.40
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income             (0.17)    (0.14)   (0.15)    (0.02)    (0.11)
 Net realized gain                 (1.59)    (0.81)   (0.56)    (0.25)       --
--------------------------------------------------------------------------------
Total distributions to share-
 holders                           (1.76)    (0.95)   (0.71)    (0.27)    (0.11)
--------------------------------------------------------------------------------
Net increase (decrease)             1.08      0.99     2.12     (0.43)     1.29
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    $  15.05  $  13.97  $ 12.98  $  10.86   $ 11.29
--------------------------------------------------------------------------------
Total return (b)                   23.06%    15.96%   27.76%    (1.54)%   14.09%
Ratio to average net assets of
 (c):
 Expenses, net of waivers and
  reimbursements                    0.32%     0.32%    0.32%     0.33%     0.31%
 Expenses, before waivers and
  reimbursements                    0.68%     0.79%    0.81%     0.86%     1.02%
 Net investment income, net of
  waivers and reimbursements        1.22%     1.36%    1.31%     1.27%     1.25%
 Net investment income, before
  waivers and reimbursements        0.86%     0.89%    0.82%     0.74%     0.54%
Portfolio turnover rate            42.66%    46.26%   38.46%    98.43%    26.31%
Average commission rate per
 share                          $ 0.0319  $ 0.0257       NA        NA        NA
Net assets at end of year (in
 thousands)                     $147,887  $112,856  $94,899  $ 77,120   $54,763
--------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year and does not reflect the .75% additional transaction fee that was in effect prior to April 1, 1998 which would reduce total return. Effective April 1, 1998, the additional transaction fee has been reduced to .50%.
(c) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SMALL COMPANY INDEX PORTFOLIO

                                                         Class D
                                                 -------------------------
                                                  1997     1996    1995 (a)
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $ 13.96  $ 12.95  $10.51
Income from investment operations:
 Net investment income                              0.17     0.13    0.18
 Net realized and unrealized gain                   2.62     1.83    2.96
---------------------------------------------------------------------------
Total income from investment operations             2.79     1.96    3.14
---------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             (0.15)   (0.14)  (0.14)
 Net realized gain                                 (1.59)   (0.81)  (0.56)
---------------------------------------------------------------------------
Total distributions to shareholders                (1.74)   (0.95)  (0.70)
---------------------------------------------------------------------------
Net increase                                        1.05     1.01    2.44
---------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $ 15.01  $ 13.96  $12.95
---------------------------------------------------------------------------
Total return (b)                                   22.68%   16.20%  31.62%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements        0.71%    0.71%   0.71%
 Expenses, before waivers and reimbursements        1.07%    1.18%   1.20%
 Net investment income, net of waivers and reim-
  bursements                                        0.76%    1.02%   0.90%
 Net investment income, before waivers and reim-
  bursements                                        0.40%    0.55%   0.41%
Portfolio turnover rate                            42.66%   46.26%  38.46%
Average commission rate per share                $0.0319  $0.0257      NA
Net assets at end of year (in thousands)         $   690  $   269  $   44
---------------------------------------------------------------------------

(a) For the period December 8, 1994 (Class D Shares issue date) through November 30, 1995.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year and does not reflect the .75% additional transaction fee that was in effect prior to April 1, 1998 which would reduce total return. Effective April 1, 1998, the additional transaction fee has been reduced to .50%.
(c) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL GROWTH PORTFOLIO

                                                    Class A
                                      ----------------------------------------
                                        1997       1996      1995     1994 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $  10.63   $   9.88  $  10.21   $  10.00
Income (loss) from investment opera-
 tions:
 Net investment income                    0.11       0.10      0.12       0.05
 Net realized and unrealized gain
  (loss)                                  0.31       0.87     (0.36)      0.16
-------------------------------------------------------------------------------
Total income (loss) from investment
 operations                               0.42       0.97     (0.24)      0.21
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                   (0.08)     (0.22)    (0.05)        --
 Net realized gain                       (0.45)        --     (0.04)        --
-------------------------------------------------------------------------------
Total distributions to shareholders      (0.53)     (0.22)    (0.09)        --
-------------------------------------------------------------------------------
Net increase (decrease)                  (0.11)      0.75     (0.33)      0.21
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $  10.52   $  10.63  $   9.88   $  10.21
-------------------------------------------------------------------------------
Total return (b)                          4.21%      9.96%    (2.32)%     2.11%
Ratio to average net assets of (c):
 Expenses, net of waivers and reim-
  bursements                              1.06%      1.06%     1.06%      1.04%
 Expenses, before waivers and reim-
  bursements                              1.37%      1.43%     1.38%      1.47%
 Net investment income, net of waiv-
  ers and reimbursements                  0.97%      0.73%     1.22%      0.76%
 Net investment income, before waiv-
  ers and reimbursements                  0.66%      0.36%     0.90%      0.33%
Portfolio turnover rate                 154.62%    202.47%   215.31%     77.79%
Average commission rate per share     $ 0.0265   $ 0.0292        NA         NA
Net assets at end of year (in thou-
 sands)                               $106,774   $138,182  $148,704   $133,212
-------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL GROWTH PORTFOLIO

                                                       Class D
                                            -----------------------------------
                                             1997      1996     1995    1994 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 10.54   $  9.83  $10.21   $10.47
Income (loss) from investment operations:
 Net investment income                         0.09      0.01    0.19       --
 Net realized and unrealized gain (loss)       0.29      0.92   (0.48)   (0.26)
--------------------------------------------------------------------------------
Total income (loss) from investment opera-
 tions                                         0.38      0.93   (0.29)   (0.26)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (0.08)    (0.22)  (0.05)      --
 Net realized gain                            (0.45)       --   (0.04)      --
--------------------------------------------------------------------------------
Total distributions to shareholders           (0.53)    (0.22)  (0.09)      --
--------------------------------------------------------------------------------
Net increase (decrease)                       (0.15)     0.71   (0.38)   (0.26)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $ 10.39   $ 10.54  $ 9.83   $10.21
--------------------------------------------------------------------------------
Total return (b)                               3.79%     9.59%  (2.78)%  (2.56)%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimburse-
  ments                                        1.45%     1.45%   1.45%    1.35%
 Expenses, before waivers and reimburse-
  ments                                        1.76%     1.82%   1.77%    1.78%
 Net investment income, net of waivers and
  reimbursements                               0.58%     0.44%   2.01%      --
 Net investment income (loss), before
  waivers and reimbursements                   0.27%     0.07%   1.69%   (0.43)%
Portfolio turnover rate                      154.62%   202.47% 215.31%   77.79%
Average commission rate per share           $0.0265   $0.0292      NA       NA
Net assets at end of year (in thousands)    $   234   $    94  $   20       --
--------------------------------------------------------------------------------

(a) For the period November 16, 1994 (Class D Shares issue date) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

FINANCIAL HIGHLIGHTS
For the Year Ended November 30,
INTERNATIONAL EQUITY INDEX

                                                          Class A
                                                          --------
                                                          1997 (a)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 10.00
Income from investment operations:
 Net investment income                                       0.10
 Net realized and unrealized gain                            0.45
------------------------------------------------------------------
Total income from investment operations                      0.55
------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                         --
 Net realized gain                                             --
------------------------------------------------------------------
Total distributions to shareholders                            --
------------------------------------------------------------------
Net increase                                                 0.55
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 10.55
------------------------------------------------------------------
Total return (b)                                             5.45%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements                 0.51%
 Expenses, before waivers and reimbursements                 1.08%
 Net investment income, net of waivers and reimbursements    1.75%
 Net investment income, before waivers and reimbursements    1.18%
Portfolio turnover rate                                      8.16%
Average commission rate per share                         $0.0207
Net assets at end of year (in thousands)                  $34,244
------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year and does not reflect the 1.00% additional transaction fee which would reduce total return.
(c) Annualized.

                            INVESTMENT INFORMATION

INTRODUCTION

The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Portfolio consists of a separate pool of assets with separate investment objectives and policies, as described below. Each Portfolio, other than the International Bond Portfolio, is classified as a diversified investment company. The International Bond Portfolio is classified as a non-diversified investment company. Shares of each Portfolio have been classified into four classes--Class A Shares, Class B Shares, Class C Shares and Class D Shares. Northern serves as investment adviser to all Portfolios other than the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios, which are advised by NTQA. Northern serves as the transfer agent and custodian for all Portfolios. Goldman Sachs serves as distributor and administrator. With the exception of the Intermediate Bond Portfolio and the Global Asset Portfolio, the investment objective of a Portfolio may not be changed without the vote of the majority of the outstanding shares of the particular Portfolio. Except as expressly noted below, however, each Portfolio's investment policies may be changed without a vote of shareholders. The U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios may collectively be referred to as the "Fixed Income Portfolios," and the Balanced, Global Asset, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios may collectively be referred to as the "Equity Portfolios."

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Portfolio's investment objective is to seek to maximize total return with minimal reasonable risk. In pursuing its investment objective, the U.S. Government Securities Portfolio will, under normal market conditions, invest at least 65% of its total assets in a broad range of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements relating to such securities, including mortgage-related securities issued by agencies of the U.S. Government. The Portfolio's dollar-weighted average maturity will be between one and five years.

The Portfolio may enter into interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

SHORT-INTERMEDIATE BOND PORTFOLIO

The investment objective of the Short-Intermediate Bond Portfolio is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the Short-Intermediate Bond Portfolio invests in a broad range of bonds and other fixed income securities. The Portfolio's dollar-weighted average maturity will be between two and five years. The Portfolio will invest primarily in fixed income securities of all types and in any proportion that generally are investment grade at the time of purchase, and may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of foreign governments, obligations of U.S. and foreign corporations and obligations of U.S. and foreign banks. The obligations of a foreign issuer will not be purchased by the Short-Intermediate Bond Portfolio if, as a result of the purchase, more than 20% of the total assets of the Portfolio will be invested in the obligations of issuers within a single foreign country. The Portfolio may also invest up to 10% of its total assets in non-investment grade securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposit.

The Portfolio may enter into forward currency contracts and interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

U.S. TREASURY INDEX PORTFOLIO

The investment objective of the U.S. Treasury Index Portfolio is to seek to provide investment results approximating the performance of the Lehman Index. In pursuing its investment objective, the U.S. Treasury Index Portfolio under normal conditions will invest directly or indirectly at least 80% of its total assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. The Lehman Index is comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues. The Investment Adviser will select securities for the Portfolio based on their expected contribution to its overall duration, quality and total return as compared to the Lehman Index and comparable investment characteristics. Lehman Brothers ("Lehman") makes no representation or warranty, implied or express, to purchasers of Portfolio units or any member of the public regarding the advisability of investing in the Portfolio or the ability of the Lehman Index to track general bond market performance.

The Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the Lehman Index through statistical procedures. As a result, the Investment Adviser does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

The Portfolio may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

BOND PORTFOLIO

The investment objective of the Bond Portfolio is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the Bond Portfolio invests in a broad range of bonds and other fixed income securities. The Portfolio's dollar-weighted average maturity will range between five and fifteen years.

The Portfolio will invest primarily in fixed income securities of all types and in any proportion that generally are investment grade at the time of purchase, and may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of foreign, state and local governments, obligations of U.S. and foreign corporations and obligations of U.S. and foreign banks. The obligations of a foreign issuer will not be purchased by the Bond Portfolio if, as a result of the purchase, more than 20% of the total assets of the Portfolio will be invested in the obligations of issuers within a single foreign country. The Portfolio may also invest up to 10% of its total assets in non-investment grade securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposits.

The Portfolio may enter into forward currency contracts and interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

INTERMEDIATE BOND PORTFOLIO

The investment objective of the Intermediate Bond Portfolio is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the Intermediate Bond Portfolio invests in a broad range of bonds and other fixed income securities. The Portfolio's dollar-weighted average maturity will range between three and ten years. The Portfolio will invest primarily in fixed income securities of all types and in any proportion that generally are investment grade at the time of purchase, and may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of foreign, state and local governments, obligations of U.S. and foreign corporations and obligations of U.S. and foreign banks. The Portfolio may invest up to 25% of its total assets in foreign securities, including up to 15% of its total assets in securities of issuers in countries with emerging economies or securities markets. The obligations of a foreign issuer will not be purchased by the Portfolio if, as a result of the purchase, more than 20% of the total assets of the Portfolio will be invested in the obligations of issuers within a single foreign country. The Portfolio may also invest up to 10% of its total assets in non-investment grade securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposits.

The Portfolio may enter into forward currency contracts and interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

INTERNATIONAL BOND PORTFOLIO

The investment objective of the International Bond Portfolio is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the International Bond Portfolio invests primarily (at least 65% of its total assets under normal market conditions) in a broad range of bonds and other fixed income securities of foreign issuers. The Portfolio's dollar-weighted average maturity will range between three and eleven years.

The Portfolio will be invested at all times in the securities of issuers located in at least three different foreign countries. These countries may include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan,

Thailand, Turkey, the United Kingdom and Venezuela. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

The Portfolio will invest primarily in fixed income securities of all types as set forth below and in any proportion that generally are investment grade at the time of purchase, although a portion of its assets may be invested in non-investment grade securities. These securities may include obligations of foreign governments, their agencies, instrumentalities and political subdivisions; supranational organizations (e.g., European Investment Bank, Inter-American Development Bank and the World Bank); and foreign corporations and banks. These obligations may consist of bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in obligations of the U.S. Government, its agencies and instrumentalities (including repurchase agreements collateralized by such obligations) and of U.S. corporations and banks as well as short-term notes, bills, commercial paper and certificates of deposit. It is expected that during the current fiscal year a substantial portion of the Portfolio's assets will be invested in foreign governmental obligations.

The International Bond Portfolio is classified as a non-diversified portfolio under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of the securities of a smaller number of issuers relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

The Portfolio may enter into forward currency exchange contracts and currency and interest rate swaps and utilize options and futures contracts. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may invest, in accordance with its investment policies, in various short-term obligations, such as U.S. Government obligations, high quality money market investments and repurchase agreements. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

BALANCED PORTFOLIO

The investment objective of the Balanced Portfolio is to seek to provide long-term capital appreciation and current income. The Portfolio will invest at least 25% of the value of its total assets in fixed income senior securities and no more than 75% in equity securities under normal market conditions. The actual percentage of assets invested in equity and fixed income securities will vary from time to time, depending upon Northern's judgment as to general market and economic conditions, trends and yields, interest rates and changes in fiscal and monetary policies. The Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 18 months or less) at such times and in such proportions as, in the opinion of Northern, is warranted. For purposes of determining the percentages of the Portfolio's assets that are invested in equity and fixed income securities, respectively, only that portion of the value of convertible securities attributable to their fixed income characteristics will be deemed to be a fixed income investment.

The Portfolio may invest in common and preferred stocks, securities convertible into common stock and other types of equity or equity-related securities ("equity securities"). The Portfolio selects equity securities based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. The Portfolio will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalization in excess of $200 million. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specified price for a specified period of time.

The Portfolio will invest in fixed income securities of all types as set forth below and in any proportions that generally are investment-grade at the time of purchase. These securities may include bonds, debentures, mortgage and other asset-related securities, zero coupon bonds, convertible debentures, and other obligations issued by the U.S. Government, its agencies or instrumentalities, foreign governments, U.S. and foreign corporations and U.S. and foreign banks. The Portfolio may also purchase bonds that are issued in tandem with warrants which entitle the holder to purchase certain common stock at a specified price during a specified period of time. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposit. The dollar-weighted average maturity of the fixed income portion of the Portfolio will, under normal market conditions, range between two and ten years.

The Portfolio may also enter into forward currency contracts and utilize options and futures contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may also invest in various short-term obligations. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

GLOBAL ASSET PORTFOLIO

The investment objective of the Global Asset Portfolio is to seek to provide long-term capital appreciation and current income. In pursuing its investment objective, the Portfolio allocates its assets for investment among four market segments: domestic equity securities, domestic fixed-income securities, foreign equity securities and foreign fixed-income securities. To achieve this allocation, the Portfolio will generally invest a substantial portion (up to 100%) of its assets in shares of one or more other investment portfolios of the Trust ("Northern Institutional Portfolios") which invest in such segments. By investing in shares of the Northern Institutional Portfolios, the Global Asset Portfolio expects to be able to achieve greater diversification within these market segments than through direct investments in individual securities. The Portfolio may also make direct investments in domestic and foreign equity or fixed-income securities or purchase shares of unaffiliated investment companies, including World Equity Benchmark SharesSM issued by The Foreign Fund, Inc. ("WEBS") whenever it is deemed advisable to do so in order to achieve the desired exposure to any of the four market segments and to achieve the Portfolio's investment objective. See "International Equity Index Portfolio" below for more information on WEBS. The Portfolio's investments in unaffiliated investment companies will be limited in accordance with the provisions of the 1940 Act.

Northern will allocate the assets of the Portfolio among the market segments identified above, and, within each segment, among the various Northern Institutional Portfolios, unaffiliated investment companies and individual securities.

Under normal market conditions, it is anticipated that the Portfolio will invest at least 20% of its assets directly or indirectly in fixed income senior securities, and at least 65% of its total assets directly or indirectly in securities of issuers in at least three different countries.

Subject to the foregoing, the Portfolio may allocate 0%-100% of its assets to any market segment. The table below identifies the Northern Institutional Portfolios represented in each market segment:

                                                     CORRESPONDING
                                                 NORTHERN INSTITUTIONAL
         MARKET SEGMENT                                PORTFOLIO
      ---------------------               ------------------------------------
      Domestic Equity                     Balanced Portfolio
                                          Equity Index Portfolio
                                          Diversified Growth Portfolio
                                          Focused Growth Portfolio
                                          Small Company Index Portfolio
      Domestic Fixed Income               Government Select Portfolio
                                          Government Portfolio
                                          Diversified Assets Portfolio
                                          Tax-Exempt Portfolio
                                          U.S. Government Securities Portfolio
                                          Short-Intermediate Bond Portfolio
                                          U.S. Treasury Index Portfolio
                                          Bond Portfolio
                                          Intermediate Bond Portfolio
      Foreign Equity                      International Equity Index Portfolio
                                          International Growth Portfolio
      Foreign Fixed Income                International Bond Portfolio

In making decisions regarding the appropriate exposure to each segment, Northern will consider general market and economic conditions and factors such as the relative market capitalization weightings of these segments, stock and bond index price changes, fluctuations in interest and currency exchange rates, and political events which may impact market performance for specific countries or regions, as well as the liquidity needs of the Portfolio. By allocating its investments in this manner, Northern believes that the Portfolio will not be exposed to the same degree of market risk as a portfolio which, for example, invests in only one market segment.

In allocating the Portfolio's assets among the Northern Institutional Portfolios and unaffiliated investment companies, Northern will consider their investment objectives and policies, expenses, performance history and other factors it deems relevant. The allocation of the Portfolio's assets among investment companies may be changed from time to time without the approval of the Portfolio's shareholders. Although the Portfolio may invest in each Northern Institutional Portfolio, it is expected that the Portfolio will normally be invested in only some of the Northern Institutional Portfolios at any particular time and will most typically select from among the Equity Index, Diversified Growth, Focused Growth, Small Company Index, Bond, Short-Intermediate Bond, Intermediate Bond, International Equity Index, International Growth and International Bond Portfolios. The Portfolio's investment in any particular Northern Institutional Portfolio may exceed 25% of the Portfolio's assets and it is expected that such a concentration may most typically occur with respect to investments in the Equity Index, Diversified Growth, Focused Growth and Bond Portfolios.

In addition to its investments in other investment companies, the Portfolio may make direct investments in equity securities based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. In addition, the Portfolio may purchase warrants and rights which entitle the holder to buy equity securities at a specified price for a specified period of time. The Portfolio may also invest directly in fixed income securities of all types as set forth below and in any proportions that generally are investment grade at the time of purchase, and may purchase bonds that are issued in tandem with warrants which entitle the holder to purchase certain common stocks at a specified price during a specified period of time. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposit.

The Portfolio may enter into forward currency contracts and utilize options and future contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may also invest in shares of money market funds or directly in other short-term obligations. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

Prospective investors should note that the Trust has filed an application with the Securities and Exchange Commission (the "SEC") requesting an exemption from certain provisions of the 1940 Act to allow the Portfolio to conduct its investment operations as described in this Prospectus. As of the date of this Prospectus, the requested exemption had not been granted, and there is no assurance that it will be. No shares of the Portfolio will be sold unless and until the requested exemption is granted.

EQUITY INDEX PORTFOLIO

The investment objective of the Equity Index Portfolio is to seek to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P Index. Under normal market conditions the Portfolio will invest directly or indirectly at least 80% of the Portfolio's total assets in the common stocks of the companies that constitute the S&P Index, in approximately the same proportions as they are represented in the S&P Index. The S&P Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and selected by Standard & Poor's Corporation ("S&P") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. S&P's primary objective for the S&P Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. S&P makes no representation or warranty, implied or express, to purchasers of Portfolio shares or any member of the public regarding the advisability of investing in the Portfolio or the ability of the S&P Index to track general stock market performance.

The Equity Index Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the S&P Index through statistical procedures. As a result, the Investment Adviser does not employ traditional methods of fund investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis.

The Portfolio may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. However, it is not anticipated that the Portfolio will invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

DIVERSIFIED GROWTH PORTFOLIO

The investment objective of the Diversified Growth Portfolio is to seek to provide long-term capital appreciation with income a secondary consideration. The Portfolio invests principally in common and preferred stocks and securities convertible into common stock. The Portfolio will, under normal market conditions, invest at least 65% of its assets in equity securities of domestic and foreign issuers. The Portfolio selects investments based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time.

The Portfolio may also enter into forward currency contracts and utilize options and futures contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may also invest in various short-term obligations. See "Description of Securities and Common Investment Techniques" below for more information.

FOCUSED GROWTH PORTFOLIO

The investment objective of the Focused Growth Portfolio is to seek to provide long-term capital appreciation. Any income received is incidental to the objective of capital appreciation. The Portfolio invests in common and preferred stocks and securities convertible into common stock of companies believed by Northern to have superior quality and growth characteristics. Under normal market conditions at least 65% of the Portfolio's total assets will be invested in equity securities of domestic and foreign issuers. The Portfolio selects equity securities based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. In attempting to achieve the Portfolio's investment objective, Northern may, from time to time, emphasize particular companies or market segments, subject to the Portfolio's policies on security and industry diversification as described under "Investment Restrictions." Companies in which the Portfolio invests often retain their earnings to finance current and future growth and generally pay little or no dividends. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time. The Portfolio intends to invest in the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalization in excess of $200 million.

The Portfolio may also enter into forward currency contracts and utilize options and futures contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may also invest in various short-term obligations. See "Description of Securities and Common Investment Techniques" below for more information.

SMALL COMPANY INDEX PORTFOLIO

The investment objective of the Small Company Index Portfolio is to seek to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell Index.

Under normal market conditions, the Portfolio will invest directly or indirectly at least 80% of its total assets in the stocks included in the Russell Index. The Russell Index is a market value-weighted index comprised of the stocks of the smallest 2,000 companies in the Russell 3000 Index which is comprised of the stocks of the 3,000 largest U.S. domiciled companies (based on market capitalization) that represent approximately 83% of the investable U.S. equity markets. Because of its emphasis on the smallest 2,000 companies, the Russell Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of January 31, 1998, the average market capitalization of the companies included in the Russell Index, adjusted for cross-holdings, was approximately $570 million. The Russell Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and, accordingly, the Russell Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Portfolio shares or any member of the public regarding the advisability of investing in the Portfolio or the ability of the Russell Index to track general market performance of small capitalization stocks.

The Portfolio will be constructed to have aggregate investment characteristics similar to those of the Russell Index as a whole. The Portfolio will invest in securities which will be selected on the basis of such factors as market capitalization, beta, industry sectors and economic factors. The number of issues included will be a function of the Portfolio's liquidity and size. The Portfolio will be restructured annually when the Russell Index is reconstituted.

It should be noted that small companies in which the Portfolio may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of changes in their earnings and prospects.

The Small Company Index Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the Russell Index through statistical procedures. As a result, the Investment Adviser does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

The Portfolio may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. However, it is not anticipated that the Portfolio will invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

The Portfolio requires the payment of an additional transaction fee on the purchase of shares equal to 0.50% of the dollar amount invested. See "Investing--Purchase of Shares" and "Investing--Redemption of Shares" below for more information.

INTERNATIONAL EQUITY INDEX PORTFOLIO

The investment objective of the International Equity Index Portfolio is to seek to provide investment results approximating the aggregate price and dividend performance of the securities in the EAFE Index. The EAFE Index is a broad-based market capitalization weighted index currently composed of more than 1,100 securities in twenty countries. Fourteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) constitute approximately 55% of the EAFE Index. Six Asian/Pacific countries (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore) account for the remaining 45%. Under normal market conditions, the Portfolio will invest, directly or indirectly, at least 65% of its total assets in the securities that constitute the EAFE Index.

The International Equity Index Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the EAFE Index through statistical procedures. As a result, the Investment Adviser does not employ traditional methods of fund investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis. The Portfolio will be constructed to have aggregate investment characteristics similar to those of the EAFE Index as a whole. The proportion of assets invested in each country will approximate the weight of each country in the EAFE Index, and the Portfolio will invest in securities selected on the basis of such factors as country exposure, market capitalization, beta, industry sectors and economic factors. The number of issuers included will be a function of the Portfolio's liquidity and size.

Because the Portfolio will invest in countries according to their weights in the EAFE Index, more than 25% of the Portfolio's assets may be invested in a single country. In particular, Japan currently constitutes approximately one-third of the EAFE Index and would comprise a similar percentage of the Portfolio's assets, making the Portfolio's performance more dependent upon the political and economic circumstances in Japan than a portfolio that is more widely diversified among the issuers in different countries.

It is anticipated that, in seeking to achieve its investment objective, the Portfolio may invest a significant portion (i.e., more than 10%) of its total assets in instruments such as World Equity Benchmark Shares SM issued by The Foreign Fund, Inc. ("WEBS") and similar securities of other issuers. Absent unusual circumstances, these investments are not expected to exceed 35% of the Portfolio's assets during the current fiscal year. WEBS are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specific countries. Because the expense associated with an investment in WEBS can be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, the Investment Adviser believes that investments in WEBS of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Portfolio's assets across a broad range of equity securities. See the Additional Statement for further information about WEBS.

The Portfolio may invest in convertible securities and may enter into forward currency contracts and utilize options, futures contracts and related options and currency swaps. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time. In addition, the Portfolio may also invest in certain short-term fixed income securities as cash reserves. However, it is not anticipated that the Portfolio will invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in equity securities to protect against potential market declines. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" for more information.

The Portfolio requires the payment of an additional transaction fee on the purchase of shares equal to 1.00% of the dollar amount invested. See "Investing--Purchase of Shares" and "Investing--Redemption of Shares" below for more information.

INTERNATIONAL GROWTH PORTFOLIO

The investment objective of the International Growth Portfolio is to seek to provide long-term capital appreciation. Any income received is incidental to the objective of capital appreciation. The Portfolio invests principally in common and preferred stocks and securities convertible into common stock of foreign issuers. The Portfolio will, under normal market conditions, invest directly or indirectly at least 65% of its total assets in equity securities of foreign issuers. The Portfolio selects investments based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. The Portfolio will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $200 million. The Portfolio invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets, and may invest in unlisted securities. Securities issued in certain countries are currently accessible to the Portfolio only through investment in other investment companies that are specifically authorized to invest in such securities.

The Portfolio will be invested at all times in the securities of issuers located in at least three different foreign countries. These countries may include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

The Portfolio may also enter into forward currency contracts, purchase convertible bonds, and utilize options, futures contracts and currency swaps. In addition, the Portfolio may purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may invest, in accordance with its investment policies, in various short-term obligations, such as U.S. Government obligations, high quality money market instruments and repurchase agreements. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

SPECIAL RISKS AND OTHER CONSIDERATIONS

FOREIGN SECURITIES. The Short-Intermediate Bond, Bond, Intermediate Bond, Balanced, Diversified Growth and Focused Growth Portfolios may invest up to 25% of their total assets, and the Global Asset, International Bond, International Equity Index and International Growth Portfolios will invest a substantial portion of their total assets as described above, directly or indirectly in the securities of foreign issuers, whether or not U.S. dollar-denominated. In addition, each such Portfolio may acquire the obligations of foreign banks and foreign branches of U.S. banks as stated below under "Description of Securities and Common Investment Techniques--Short-Term Obligations." There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates and the interest rate environment. In addition, investment in foreign debt, or the securities of foreign governments, will subject a Portfolio to risks, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

In addition, there are other risks of investing in countries with emerging economies or securities markets. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened.

While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.

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

Because the securities markets in the following countries are highly developed, liquid and subject to extensive regulation, the International Growth Portfolio and International Bond Portfolio may invest more than 25% of their total assets in the securities of issuers located in Japan, the United Kingdom, France, Germany or Switzerland. Because the International Equity Index Portfolio invests in countries according to their weightings in the EAFE Index, more than 25% of such Portfolio's assets may also be invested in the securities of issuers in a single country. Investment in a particular country of 25% or more of the Portfolio's total assets will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Although the five foreign countries listed above have developed economies, they are not immune from these risks. For example, the expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique risks and uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Portfolios. Moreover, the end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

DERIVATIVE INSTRUMENTS. Each Portfolio may also purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include interest rate and currency swaps, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including "inverse floaters"). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Portfolio will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. The Investment Advisers will evaluate the risks presented by the derivative instruments purchased by the Portfolios, and will determine, in connection with their day-to-day management of the Portfolios, how they will be used in furtherance of the Portfolios' investment objectives. It is possible, however, that the Investment Advisers' evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Portfolios will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.


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

AVERAGE MATURITIES. The Fixed Income Portfolios will normally maintain the dollar-weighted average maturities of their portfolios within the specified ranges previously described. The maturities of certain instruments, however, such as variable and floating rate instruments as well as instruments subject to prepayment or redemption by the issuers, are subject to estimation. There can be no assurance that the estimates used by the Fixed Income Portfolios for such instruments will, in fact, be accurate or that, if inaccurate, a Fixed Income Portfolio's dollar-weighted average maturity will remain within the specified limits.

TRACKING VARIANCE. The Investment Adviser believes that under normal market conditions, the quarterly performance of the Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios, before Portfolio expenses, will be within a .95 correlation with the S&P Index, Russell Index, EAFE Index and Lehman Index, respectively. However, there is no assurance that a Portfolio will be able to do so on a consistent basis. Deviations from the performance of its designated Index ("tracking variance") may result from purchases and redemptions of shares of a Portfolio that occur daily, as well as from the expenses borne by a Portfolio. Such purchases and redemptions may necessitate the purchase and sale of securities by the Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Portfolio's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. In the event the performance of a Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

SPECIAL RISKS AND OTHER CONSIDERATIONS RELATING TO THE GLOBAL ASSET PORTFOLIO. Because the Global Asset Portfolio may invest up to 100% of its assets in shares of other investment companies, the expenses associated with investing in the Portfolio may be higher than those associated with a portfolio that invests primarily in the securities of issuers that are not themselves investment companies. An investor in the Global Asset Portfolio will incur not only a proportionate share of the expenses of the Portfolio, but also a proportionate share of expenses of the other Northern Institutional Portfolios and unaffiliated investment companies in which the Portfolio invests (collectively, the "underlying funds"). Investors in the Global Asset Portfolio should realize that they can invest directly in the underlying funds. However, investors who purchase shares of these underlying funds directly would not benefit from the asset allocation services provided by Northern in managing the Global Asset Portfolio, nor from the Portfolio's direct investments in individual securities. While the Global Asset Portfolio offers a greater level of diversification than many other types of mutual funds, the Portfolio should not be considered a complete investment program for an investor.

The Global Asset Portfolio will seek to avoid duplicative fees and the layering of expenses to a meaningful extent. The Portfolio will only invest in the class of shares of each Northern Institutional Portfolio which is currently offered with no sales or redemption charges, distribution fees or shareholder servicing fees. The advisory fees payable to Northern under the Portfolio's advisory contract are for services that are in addition to, rather than duplicative of, services provided under the advisory contract for any other Northern Institutional

Portfolio or unaffiliated investment company in which the Portfolio invests, including but not limited to asset allocation and portfolio selection. The administration, custody and transfer agency fees borne by the Portfolio are also for services that are in addition to, and not duplicative of, services provided to the underlying funds. Although the Northern Institutional Portfolios will not impose sales loads or distribution fees on investments by the Global Asset Portfolio, it is possible that the Global Asset Portfolio may pay distribution fees in connection with its investments in unaffiliated investment companies. These would be indirectly borne by the Portfolio's investors. In addition, the Global Asset Portfolio will bear the additional transaction fees payable in connection with investments in the Small Company Index and International Equity Index Portfolios.

As a fund that may invest a substantial portion of its assets in other investment companies, the Global Asset Portfolio will be subject to certain investment risks. The Global Asset Portfolio's performance is directly related to the performance of the investment companies in which it invests. Accordingly, the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives, as well as the allocation among those funds by Northern. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that one or more underlying funds invest more than 25% of their total assets in one industry, the Portfolio may, through its investments in such funds, invest more than 25% of its total assets in such industry. This indirect concentration may subject the Portfolio to more volatile price movements than would be the case in the absence of such concentration. In addition, the structure of the Portfolio may give rise to "wash" transactions which occur when one underlying fund purchases the same securities that another underlying fund is selling. These transactions would cause the Global Asset Portfolio to indirectly incur transaction costs with no corresponding investment benefit. Because the Portfolio will pursue its global strategy by investing in underlying funds that invest in different types of securities, Northern believes that the risk associated with wash transactions is minimal.

From time to time, the underlying Northern Institutional Portfolios may experience relatively large purchases or redemptions due to asset allocation decisions made by Northern in managing the Global Asset Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Northern Institutional Portfolios to the extent that they may be required to sell securities at times when they would not otherwise do so or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. Northern is committed to minimizing the impact of these transactions on the underlying Northern Institutional Portfolios to the extent it is consistent with pursuing the Global Asset Portfolio's investment objective and will monitor the impact of the Global Asset Portfolio's asset allocation decisions on the underlying Northern Institutional Portfolios. Northern will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of the Global Asset Portfolio and the interests of the underlying Northern Institutional Portfolios. In addition, Northern is subject to conflicts of interest in allocating Global Asset Portfolio assets among the various Northern Institutional Portfolios because the fees payable to it or NTQA by some Northern Institutional Portfolios are higher than the fees payable by other Northern Institutional Portfolios.

DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

UNITED STATES GOVERNMENT OBLIGATIONS. Each Portfolio may invest, to the extent consistent with its investment policies, in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. Each Portfolio (other than the U.S. Treasury Index

Portfolio) may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid.

CONVERTIBLE SECURITIES. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may each acquire convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities acquired by the Portfolios will be subject to the same rating requirements as a Portfolio's investments in its fixed income securities, or if unrated, will be of comparable quality as determined by the Investment Advisers in accordance with guidelines approved by the Board of Trustees, except that a Portfolio may acquire convertible securities rated below investment grade so long as a Portfolio's investments in all non-investment grade securities does not exceed the limitations set forth below under "Non-Investment Grade Securities." The Fixed Income Portfolios will ordinarily sell units of common stock received upon conversion.

CORPORATE OBLIGATIONS. A Portfolio (other than the U.S. Government Securities and U.S. Treasury Index Portfolios) may purchase debt obligations of domestic or foreign corporations subject to the Portfolio's minimum rating requirements for purchases of debt securities. See discussion of "Investment Grade Securities" and "Non-Investment Grade Securities" below.

INVESTMENT GRADE SECURITIES. The Fixed Income, Balanced and Global Asset Portfolios may invest in fixed income securities of all types, and the Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may invest a portion of their assets in convertible securities. Such securities will generally be investment grade. Investment grade securities include those securities which are rated BBB or higher by Standard and Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Duff & Phelps Credit Rating Co. ("Duff") or BBB or higher by Fitch IBCA Inc. ("Fitch") at the time of purchase, or if unrated, are of comparable quality as determined by the Investment Advisers. A security will be considered investment grade if it receives a rating as described above from either S&P, Moody's, Duff or

Fitch, even though it has received a lower rating from other rating organizations. Securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's have certain speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. Commercial paper and other short-term obligations acquired by a Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, D-2 or higher by Duff, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by the Investment Advisers. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Investment Adviser will consider such an event in determining whether the Portfolio should continue to hold such security. In addition, certain Portfolios may acquire fixed income securities rated below investment grade when the Investment Adviser believes that the investment characteristics of such securities make them desirable acquisitions. In either case, a Portfolio's total investment in non-investment grade securities will not exceed the limitations set forth below under "Non-Investment Grade Securities."

NON-INVESTMENT GRADE SECURITIES. Although the fixed income securities in which the Fixed Income, Balanced and Global Asset Portfolios may invest and the convertible securities in which the Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may invest will normally be rated investment grade at the time of purchase, the Portfolios (other than the U.S. Government Securities and U.S. Treasury Index Portfolios) may invest in non-investment grade or convertible securities when the Investment Advisers believe that the investment characteristics of such securities make them desirable in light of the Portfolios' investment objectives and current portfolio mix, so long as under normal market and economic conditions, (i) no more than 5% of the respective total assets of the International Bond, International Growth and International Equity Index Portfolios and no more than 10% of the respective total assets of the Short-Intermediate Bond, Bond, Intermediate Bond, Balanced, Global Asset, Diversified Growth and Focused Growth Portfolios are invested in non-investment grade securities and (ii) such securities are rated "B" or higher at the time of purchase by at least one major rating agency, or if unrated will be of comparable quality as determined by the Investment Advisers. Non-investment grade securities (those that are rated "Ba" or lower by Moody's or "BB" or lower by S&P, Duff or Fitch) are commonly referred to as "junk bonds." To the extent that securities, including convertible securities, acquired by a Portfolio are not rated investment grade, there is a greater risk as to the timely repayment of the principal on, and timely payment of interest or dividends with respect to, such securities. Particular risks associated with lower-rated securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities,
(e) the impact that legislation may have on the high yield bond market (and, in turn, on a Portfolio's net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth and International

Equity Index Portfolios may enter into forward currency exchange contracts for hedging purposes and in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolios. The Global Asset, International Bond and International Growth Portfolios may also enter into forward currency exchange contracts for speculative purposes (to seek to increase total return). In addition, the Global Asset, International Growth and International Bond Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Northern believes that there is a pattern of correlation between the two currencies.

A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Portfolio may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, the Portfolios will segregate liquid assets in accordance with applicable requirements of the SEC or will otherwise cover their positions.

The International Bond Portfolio may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministries of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolio may invest in securities denominated in other currency "baskets."

OPTIONS. Each Portfolio may write covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or for the purpose of earning additional income. Such options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies and may or may not be listed on a foreign or domestic securities exchange and issued by the Options Clearing Corporation. The Portfolios will not purchase put and call options in an amount that exceeds 5% of their respective net assets at the time of purchase. The aggregate value of a Portfolio's assets that will be subject to options written by the Portfolio will not exceed 25% of its net assets at the time the option is written.

In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian. Put options written by a Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account with its custodian in an amount not less than the exercise price of the option at all times during the option period.


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

Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio may invest in futures contracts and options on futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. The value of a Portfolio's contracts may equal up to 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options entered into for other than bona fide hedging purposes is 5% or less of its total assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or, in the case of the International Bond, International Growth, International Equity Index and Global Asset Portfolios, a stated quantity of a foreign currency. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Portfolios may purchase and sell call and put options on futures contracts traded on a domestic or foreign exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or option thereon, the Portfolio will segregate liquid assets in accordance with applicable requirements of the SEC or otherwise cover its position.

The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the securities held by a Portfolio and the price of futures contracts and options;
(ii) the possible inability to close a futures contract when desired; (iii) losses due to unanticipated market movements which are potentially unlimited; and (iv) the Investment Adviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For a further discussion see "Additional Investment Information--Futures Contracts and Related Options" and Appendix B in the Additional Statement.

The Portfolios intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolios from registration as a "commodity pool operator."

INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. Each Fixed Income Portfolio (other than the U.S. Treasury Index Portfolio) and each of the Global Asset and Balanced Portfolios may, in order to protect its value from interest rate fluctuations and to hedge against fluctuations in the floating rate market, enter into interest rate swaps or purchase interest rate floors or caps. The Portfolios expect to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of its holdings and to protect against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. In order to protect against currency fluctuations, the International Bond, International Growth, International Equity Index and Global Asset Portfolios may enter into currency swaps. Currency swaps involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and the Portfolio will segregate an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate swap, floor or cap transaction or any currency swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's.

SECURITIES LENDING. The Portfolios may seek additional income from time to time by lending their respective portfolio securities on a short-term basis to banks, brokers and dealers under agreements requiring that the loans be secured by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the securities loaned. A Portfolio may not make such loans in excess of 33 1/3% of the value of the Portfolio's total assets (including the loan collateral). Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned, or possible loss of rights in the collateral should the borrower of the securities become insolvent. The proceeds received by a Portfolio in connection with loans of portfolio securities may be invested in U.S. Government securities and other liquid high grade debt obligations.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a delayed-delivery or forward commitment basis involve the risk that the value of the security to be sold may increase prior to the settlement date. Securities purchased on a forward commitment basis also involve the risk that the seller may fail to deliver the security on the agreed upon future date. A Portfolio is required to segregate liquid assets until three days prior to the settlement date having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments, or to otherwise cover its position. Although the Portfolios would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the Investment Advisers deem it appropriate to do so.

BORROWINGS. The Portfolios are authorized to make limited borrowings for temporary purposes to the extent described below under "Investment Restrictions." If the securities held by the Portfolios should decline in value while borrowings are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolios' securities. Borrowings may be effected through reverse repurchase agreements under which the Portfolios would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. The Fixed Income, Balanced and Global Asset Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. See "Description of Securities and Common Investment Techniques--Reverse Repurchase Agreements" below for additional information concerning reverse repurchase agreements. For additional information on borrowings, see "Additional Investment Information-- Investment Restrictions" in the Additional Statement.

SHORT-TERM OBLIGATIONS. Subject to each Portfolio's investment objective and policies, a Portfolio may also invest in short-term U.S. government obligations, high quality money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defensive measure. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. See "Special Risks and Other Considerations--Foreign Securities" above.

REPURCHASE AGREEMENTS. The Portfolios may agree to purchase portfolio securities from financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Advisers under guidelines approved by the Board of Trustees subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio in an amount that exceeds the agreed upon repurchase price (including accrued interest). Default by or bankruptcy of the seller would, however, expose a Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS. The Portfolios may enter into reverse repurchase agreements which involve the sale of securities held by them, with an agreement to repurchase the securities at an agreed upon price (including interest) and date. The Portfolios will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios will utilize reverse repurchase agreements, which may be viewed as borrowings (or leverage), when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements involve the risks that the interest income earned from the investment of the proceeds of the transaction will be less than the interest expense of the reverse repurchase agreement, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will segregate liquid assets having a value at least equal to the repurchase price. A Portfolio may enter into reverse repurchase agreements with banks, brokers and dealers, and has the authority to enter into reverse repurchase agreements in amounts not exceeding in the aggregate one-third of the Portfolio's total assets. See "Additional Investment Information-- Investment Restrictions" in the Additional Statement.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may also invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features subject to applicable SEC regulations. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of the purchase to rated instruments which may be purchased by the Portfolios.

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolios to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Portfolios are not entitled to exercise their demand rights, and the Portfolios could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios may also invest in shares of other investment companies that are structured to seek a similar correlation to the performance of the Lehman Index, S&P Index, Russell Index or EAFE Index, respectively. The International Bond, International Growth, International Equity Index and Global Asset Portfolios may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. As stated above, the International Equity Index and Global Asset Portfolios may invest in WEBS and similar securities of investment companies that invest in securities included in foreign securities indices. In addition, the Portfolios may invest in securities issued by other investment companies if otherwise consistent with their respective investment objectives and policies. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Investments by a Portfolio in other investment companies will be subject to the limitations of the 1940 Act or, in the case of the Global Asset Portfolio, any exemptive order that may be granted by the SEC to the Trust. These limitations are discussed in the Additional Statement. Although the Portfolios do not expect to do so in the foreseeable future, a Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

NORTHERN INSTITUTIONAL MONEY MARKET PORTFOLIOS. The Global Asset Portfolio may also invest in shares of the money market investment portfolios offered by the Trust and advised by Northern. Each of the Government Select, Government and Diversified Assets Portfolios seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Tax-Exempt Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax. The Government Select Portfolio invests in selected short-term obligations of the U.S. Government, its agencies and instrumentalities the interest on which is generally exempt from state income taxation. The Government Portfolio invests in short-term obligations of the U.S. Government, its agencies and instrumentalities and related repurchase agreements. The Diversified Assets Portfolio invests in money market instruments of both U.S. and foreign issuers, including certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. The Tax-Exempt Portfolio invests primarily in short-term municipal instruments the interest on which is exempt from regular Federal income tax.

The Northern Institutional Money Market Portfolios attempt to maintain a stable net asset value of $1.00 per share and value their assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Northern Institutional Money Market Portfolios will be successful in maintaining their per share value at $1.00 on a continuous basis.

ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio may invest up to 15% of its net assets in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, certain unlisted over-the-counter options, certain guaranteed investment contracts ("GICs") and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

If otherwise consistent with their respective investment objectives and policies, the Portfolios may purchase domestically-traded securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Advisers, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

STRIPPED OBLIGATIONS. To the extent consistent with their investment objectives, the Fixed Income, Balanced and Global Asset Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other domestic and foreign obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality), foreign governments or by private issuers such as banks and other financial institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Each Fixed Income Portfolio (other than the U.S. Treasury Index and International Bond Portfolios), the Balanced Portfolio and the Global Asset Portfolio may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Like other stripped securities, these participations are also normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Investments by a Portfolio in such receipts will not exceed 5% of the value of the Portfolio's total assets.

BANK OBLIGATIONS. The Portfolios may invest in domestic and foreign bank obligations, including certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. Such obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

ASSET-BACKED SECURITIES. The U.S. Government Securities Portfolio may purchase securities that are secured or backed by mortgages and issued by an agency of the U.S. Government. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced and Global Asset Portfolios may purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans, credit card receivables and other financial assets) and are issued by entities such as GNMA, FNMA, FHLMC, commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, investment banks and certain special purpose entities. Asset-backed securities acquired by such Portfolios will be rated BBB or better by S&P, Duff or Fitch, or Baa or better by Moody's at the time of purchase or, if not rated, will be determined by Northern to be of comparable quality. The Portfolios will not purchase non-mortgage asset-backed securities that are not rated by S&P, Duff, Fitch or Moody's.

Presently there are several types of mortgage-backed securities that may be acquired by the Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced and Global Asset Portfolios, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the U.S. Government Securities, Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios or the fixed income portion of the Balanced Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

The value of asset-backed securities may change because of actual or perceived changes in the creditworthiness of the originator, servicing agent, or the financial institution providing credit support. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payment on these securities.

EXCHANGE RATE-RELATED SECURITIES. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, and Global Asset Portfolios may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, potential illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

GUARANTEED INVESTMENT CONTRACTS. The Short-Intermediate Bond, Bond, Intermediate Bond, Balanced and Global Asset Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Portfolio will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by Northern. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will be subject to a Portfolio's limitation on investments in illiquid securities when a Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

WARRANTS. The Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth, Small Company Index and International Equity Index Portfolios may invest up to 5% of their respective assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The Balanced, Global Asset, Diversified Growth, Focused Growth and International Growth Portfolios may also purchase bonds that are issued in tandem with warrants. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS. The Balanced, Global Asset, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of the underlying foreign or U.S. securities and are generally denominated in foreign currencies. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs are generally designed for use in a foreign securities exchange and over-the-counter markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. See "Special Risks and Other Considerations--Foreign Securities" above.

Certain such institutions issuing ADRs, EDRs and GDRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. The Balanced, Diversified Growth and Focused Growth Portfolios will limit investments in ADRs to 20% of their respective assets and will limit investments in EDRs and GDRs to 5% of their respective assets.

FIXED INCOME INVESTMENTS. Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities will vary inversely with changes in the prevailing level of interest rates. These securities experience appreciation when interest rates decline and depreciation when interest rates rise. An investment portfolio consisting of fixed income securities will react in a similar manner. Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. A security's rating normally depends on the likelihood that the borrower will meet each interest and principal installment on a timely basis. As a result, lower-rated bonds typically yield more than higher-rated bonds of the same maturity. Credit ratings evaluate the safety of principal and interest payments, not market risk, and rating agencies may or may not make timely changes in a rating to reflect economic or company conditions that affect a security's market value. As a result, the ratings of rating services are used by the Investment Advisers only as indicators of investment quality. For a more complete discussion of ratings, see Appendix A to the Additional Statement.

In addition, fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined, and a Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Portfolio will suffer from the inability to invest in higher yielding securities.

PORTFOLIO TURNOVER. The portfolio turnover rate of the Global Asset, International Bond, International Growth and International Equity Index Portfolios will be affected by changes in country and currency weightings, as well as changes in the holdings of specific issuers and investments in issuers in smaller or emerging markets. In addition, the portfolio turnover rate of the Global Asset Portfolio will be affected by Northern's decisions to reallocate the Portfolio's assets from time to time among and within the market segments discussed above in response to economic and market conditions. The Trust cannot accurately predict the turnover rate for any Portfolio, which may vary from year to year. The portfolio turnover rate of each Portfolio for the last fiscal year or fiscal period, as the case may be, except the Global Asset Portfolio, which had not commenced operations during the periods reported, is stated above under "Financial Highlights." It is expected that the portfolio turnover rate for the Global Asset Portfolio will not exceed 200% during the current fiscal year. High portfolio turnover (in excess of 100%) may result in the realization of short-term capital gains which are taxable to unitholders as ordinary income (see "Taxes"). In addition, high portfolio turnover rates may result in corresponding increases in brokerage commissions and other transaction costs. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

MISCELLANEOUS. The Equity Index, Small Company Index and International Equity Index Portfolios may experience higher custody costs than other stock funds because they maintain large portfolios of securities consistent with their respective investment objectives.

Each Portfolio may also purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Advisers to be substantially similar to those of any other investment otherwise permitted by the investment policies described above.

Pursuant to an SEC order, each Portfolio may engage in principal transactions effected in the ordinary course of business with Goldman Sachs.

INVESTMENT RESTRICTIONS

The Portfolios are subject to certain investment restrictions which, as described in more detail in the Additional Statement, are fundamental policies that cannot be changed without the approval of a majority of the outstanding shares of a Portfolio. These fundamental policies relate, among other things, to the classification of each Portfolio (except the International Bond Portfolio) as a diversified investment company under the 1940 Act, and to the policy of each Portfolio not to invest more than 25% of its total assets in securities of issuers in any one industry (with certain limited exceptions). In addition, each Portfolio may borrow money from banks for temporary or emergency purposes or to meet redemption requests, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings.

As a non-fundamental investment restriction that can be changed without shareholder approval, the International Bond Portfolio may not, at the end of any tax quarter, invest more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except U.S. Government securities).

                               TRUST INFORMATION

BOARD OF TRUSTEES

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. The Additional Statement contains the name of each Trustee and background information regarding the Trustees.

INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN

Northern, which has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser for all Portfolios except the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios. Northern Trust Quantitative Advisors, Inc. ("NTQA"), an affiliate of Northern which also has offices at 50 S. LaSalle Street, Chicago, IL 60675, acts as investment adviser to the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios. Northern also serves as transfer agent and custodian for each Portfolio. As transfer agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it.

Northern, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern was formed in 1889 with capitalization of $1 million. NTQA is an Illinois state-chartered trust company formed in 1988. On December 31, 1997, NTQA became a wholly-owned subsidiary of Northern Trust Corporation. NTQA serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1997, Northern Trust Corporation and its subsidiaries had approximately $25.3 billion in assets, $16.4 billion in deposits and employed over 7,553 persons.

Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1 trillion of assets as of December 31, 1997, including approximately $196.5 billion of assets for which Northern and its affiliates had investment management responsibility.

Under its Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios for which it serves as adviser and for placing purchase and sale orders for portfolio securities. Each Investment Adviser is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). As compensation for its advisory services and its assumption of related expenses, each Investment Adviser is entitled to a fee from the Portfolios for which it serves as adviser, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of the Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 1997.

                                                      MAXIMUM
                                                       ANNUAL  ADVISORY FEE PAID
                                                      ADVISORY  FOR FISCAL YEAR
                                                        FEE*    ENDED 11/30/97
                                                      -------- -----------------
   U.S. Government Securities Portfolio..............   .60%         .25%
   Short-Intermediate Bond Portfolio.................   .60%         .25%
   U.S. Treasury Index Portfolio.....................   .40%         .15%
   Bond Portfolio....................................   .60%         .25%
   Intermediate Bond Portfolio.......................   .60%         .25%
   International Bond Portfolio......................   .90%         .70%
   Balanced Portfolio................................   .80%         .50%
   Global Asset Portfolio............................   .60%          N/A
   Equity Index Portfolio............................   .30%         .10%
   Diversified Growth Portfolio......................   .80%         .55%
   Focused Growth Portfolio..........................  1.10%         .80%
   Small Company Index Portfolio.....................   .40%         .20%
   International Equity Index Portfolio..............   .50%         .25%
   International Growth Portfolio....................  1.00%         .80%

--------
* Northern has voluntarily agreed to reduce its advisory fee for the Global Asset Portfolio to .35% of the Portfolio's average daily net assets for the current fiscal year.

Prior to April 1, 1998, Northern served as investment adviser to the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios pursuant to advisory agreements substantially identical to those currently in effect for such Portfolios.

The difference between the stated advisory fee and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled.

Northern also receives compensation as the Trust's custodian and transfer agent under separate agreements. The fees payable by the Portfolios for these services are described in this Prospectus under "Summary of Expenses" and in the Additional Statement. Different transfer agency fees are payable with respect to the Class A, B, C and D Shares in the Portfolios.

On September 2, 1997, the shareholders of the International Growth Portfolio approved a new investment advisory agreement which would allow this Portfolio to implement a "manager of managers" structure with Northern and one of its affiliates, and would allow the Portfolio's investment advisers to enter into sub-advisory agreements with respect to the Portfolio with other firms in the future without further shareholder approval. This structure cannot be implemented, however, without an exemptive order of the SEC and final authorization by the Board of Trustees, and at present it is uncertain when, or if, this structure will become effective.

PORTFOLIO MANAGERS

The table below sets forth information on the persons primarily responsible for the day-to-day management of the actively-managed Fixed Income and Equity Portfolios.

                                             YEARS PRIMARILY           FIVE YEAR
NAME AND TITLE          PORTFOLIO              RESPONSIBLE        EMPLOYMENT HISTORY
----------------------  -------------------- ---------------      ------------------
Jon D. Brorson          Balanced             Since 1996      Mr. Brorson joined Northern
Senior Vice President,  Diversified Growth   Since 1996      in 1996. From 1990 to 1996,
Northern                Focused Growth       Since 1996      he was with Hardline
                        Global Asset         Since 1998      Investment Corp. where his
                                                             primary responsibilities
                                                             included portfolio
                                                             management, investment
                                                             research, sales and trading.
Robert A. LaFleur       International Growth Since 1994      Mr. LaFleur joined Northern
Senior Vice President,                                       in 1982. During the past
Northern                                                     five years, Mr. LaFleur has
                                                             managed international equity
                                                             portfolios, including common
                                                             and collective trust funds
                                                             invested principally in
                                                             foreign securities.
Michael J. Lannan       International Bond   Since 1994      Mr. Lannan joined Northern
Vice President,                                              in 1986. During the past
Northern                                                     five years, Mr. Lannan has
                                                             managed various fixed income
                                                             portfolios, including common
                                                             and collective trust funds
                                                             and a portfolio of another
                                                             investment company invested
                                                             in obligations of domestic
                                                             and foreign issuers.

                                                   YEARS PRIMARILY           FIVE YEAR
NAME AND TITLE          PORTFOLIO                    RESPONSIBLE        EMPLOYMENT HISTORY
----------------------  -------------------------- ---------------      ------------------
Monty M. Memler         Balanced                   Since 1993      Mr. Memler joined Northern
Vice President,                                                    in 1986. During the past
Northern                                                           five years, Mr. Memler has
                                                                   managed various fixed income
                                                                   portfolios, including common
                                                                   and collective trust funds
                                                                   and a mutual fund for
                                                                   another investment company.
Steven Schafer          U.S. Government Securities Since 1995      During the past five years,
Second Vice President,  Intermediate Bond          Since 1997      Mr. Schafer has managed
Northern                                                           various fixed income
                                                                   portfolios, including common
                                                                   and collective funds and a
                                                                   portfolio of another
                                                                   investment company, as
                                                                   portfolio manager in
                                                                   Northern's Fixed Income
                                                                   Management Group. In
                                                                   addition, Mr. Schafer served
                                                                   as Credit Analyst at
                                                                   Northern following both
                                                                   industrial companies and
                                                                   utilities prior thereto.
Mark J. Wirth           Short-Intermediate Bond    Since 1993      Mr. Wirth joined Northern in
Senior Vice President,  Bond                       Since 1993      1986. During the past five
Northern                                                           years, Mr. Wirth has managed
                                                                   various fixed income
                                                                   portfolios, including common
                                                                   and collective trust funds.
                                                                   He is a senior strategist in
                                                                   the taxable fixed income
                                                                   group.

YEAR 2000

Like every other business dependent upon computerized information processing, Northern Trust Corporation ("Northern Trust") must deal with "Year 2000" issues, which stem from using two digits to reflect the year in computer programs and data. Computer programmers and other designers of equipment that use microprocessors have long abbreviated dates by eliminating the first two digits of the year under the assumption that those two digits will always be
19. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems for businesses.

Northern Trust's data processing software and hardware provide essential support to virtually all of its business units, including the units that provide services to the Trust, so successfully addressing Year 2000 issues is of the highest importance. Failure to complete renovation of the critical systems used by Northern on a timely basis could have a materially adverse effect on its ability to provide such services--as could Year 2000 problems experienced by others. Although the nature of the problem is such that there can be no complete assurance it will be successfully resolved, Northern Trust has indicated that a renovation and risk mitigation program is well under way and that it has a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust's Year 2000 project includes a comprehensive testing plan. Northern Trust has advised the Trust that it expects to complete work on its critical systems by December 31, 1998, so that testing with outside parties may be conducted during 1999.

Northern Trust also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans are being established where appropriate to provide Northern Trust with alternatives in case these entities experience significant Year 2000 difficulties which impact Northern Trust.

ADMINISTRATOR AND DISTRIBUTOR

Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. As compensation for its administrative services (which include supervision with respect to the Trust's non-investment advisory operations) and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .15% of the average daily net assets of each of the International Equity Index, International Growth and International Bond Portfolios, and .10% of the average daily net assets of each other Portfolio. No compensation is payable by the Trust to Goldman Sachs for its distribution services.

In addition, Goldman Sachs has agreed that it will reimburse each Portfolio for its expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and transfer agent, servicing fees and extraordinary expenses, such as interest, taxes and indemnification expenses) which exceed on an annualized basis .25% of each of the International Bond, International Growth and International Equity Index Portfolios' average daily net assets and
 .10% of each other Portfolio's average daily net assets for any fiscal year. In addition, Northern intends to voluntarily reduce its advisory fee for the Portfolios during the Trust's current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Portfolios during the periods for which the reimbursements and reductions are made.

SHAREHOLDER SERVICING PLAN

Pursuant to a Shareholder Servicing Plan ("Servicing Plan") adopted by the Board of Trustees of the Trust, the Trust may enter into agreements ("Servicing Agreements") with banks, corporations, brokers, dealers and other financial institutions which may include Northern and its affiliates ("Servicing Agents"), under which they will render (or arrange for the rendering of) administrative support services for investors who beneficially own Class B, C and D Shares of each Portfolio. Beneficial owners of Class C and D Shares require extensive administrative support services while beneficial owners of Class B Shares need only some of these services. Administrative support services, which are described more fully in the Additional Statement, may include processing purchase and redemption requests from investors, placing net purchase and redemption orders with Northern acting as the Trust's transfer agent, providing necessary personnel and facilities to establish and maintain investor accounts and records, and providing information periodically to investors showing their positions in Portfolio shares.

For these services, fees are payable by the Trust to Servicing Agents at an annual rate of up to .10%, .15% and .25% of the average daily net asset value of Class B Shares, Class C Shares and Class D Shares, respectively, held or serviced by such Servicing Agents for beneficial shareholders ("Servicing Fees"). Conflict of interest restrictions may apply to the receipt of compensation paid by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Portfolio shares. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Servicing Agreements.

SERVICE INFORMATION

Class A Shares are designed to be purchased by institutional investors or others who can obtain information about their shareholder accounts and who do not require the Transfer Agent or Servicing Agent services that are provided for Class B, C and D shareholders.

Class B Shares are designed to be purchased by organizations maintaining record ownership on behalf of beneficial owners where certain services of the Transfer Agent and a Servicing Agent are required that are incident to the separation of record and beneficial ownership.

Class C Shares are designed to be purchased by institutional investors who require certain account related services of the Transfer Agent and a Servicing Agent that are incident to the investor being the beneficial owner of shares.

Class D Shares are designed to be purchased by investors having a relationship with an organization which requires that account related services and information be provided to the investor and organization by the Transfer Agent and a Servicing Agent.

Any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

EXPENSES

Except as set forth above and in the Additional Statement under "Additional Trust Information," each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Servicing Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

Because the Global Asset Portfolio may invest a substantial portion of its assets in shares of other investment companies, investors in the Portfolio will indirectly bear a proportionate share of such investment companies' operating expenses in addition to those of the Portfolio. See "Special Risks and Other Considerations Relating to the Global Asset Portfolio" above.

                                   INVESTING

PURCHASE OF SHARES

Shares of the Portfolios are sold on a continuous basis by the Trust's distributor, Goldman Sachs, to institutional investors that either maintain certain institutional accounts at Northern or its affiliates or invest an aggregate of at least $5 million in one or more Portfolios of the Trust. Goldman Sachs has established several procedures for purchasing Portfolio shares in order to accommodate different types of institutional investors.

PURCHASE OF SHARES THROUGH INSTITUTIONAL ACCOUNTS. Class A, B, C and D Shares of each Portfolio are offered to Northern, its affiliates and other institutions and organizations, including certain defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million (the "Institutions"), acting on behalf of their customers, clients, employees, participants and others (the "Customers") and for their own account. Institutions may purchase shares of a Portfolio through procedures established in connection with the requirements of their institutional accounts or through procedures set forth herein with respect to Institutions that invest directly. Institutions should contact Northern or an affiliate for further information regarding purchases through institutional accounts. There is no minimum initial investment in the Portfolios for Institutions that maintain institutional accounts with Northern or its affiliates.

PURCHASE OF SHARES DIRECTLY FROM THE TRUST. An Institution that purchases shares directly may do so by means of one of the following procedures, provided that it makes an aggregate minimum initial investment of $5 million in one or more Portfolios of the Trust:

  PURCHASE BY MAIL. An Institution desiring to purchase shares of a Portfolio by mail should mail a check or Federal Reserve draft payable to the specific Portfolio together with a completed and signed new account application to Northern Institutional Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. An application will be incomplete if it does not include a corporate resolution with the corporate seal and secretary's certification, or other acceptable evidence of authority. If an Institution desires to purchase the shares of more than one Portfolio, the Institution should send a separate check for each Portfolio. All checks must be payable in U.S. dollars and drawn on a bank located in the United States. A $20 charge will be imposed if a check does not clear. The Trust may delay transmittal of redemption proceeds for shares recently purchased by check until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Cash and third party checks are not acceptable for the purchase of Trust shares.

  PURCHASE BY TELEPHONE. An Institution desiring to purchase shares of a Portfolio by telephone should call Northern acting as the Trust's transfer agent ("Transfer Agent") at 1-800-637-1380. Please be prepared to identify the name of the Portfolio with respect to which shares are to be purchased and the manner of payment. Please indicate whether a new account is being established or an additional payment is being made to an existing account. If an additional payment is being made to an existing account, please provide the Institution's name and Portfolio Account Number. Purchase orders are effected upon receipt by the Transfer Agent of Federal funds or other immediately available funds in accordance with the terms set forth below.

  PURCHASE BY WIRE OR ACH TRANSFER. An Institution desiring to purchase shares of a Portfolio by wire or ACH Transfer should call the Transfer Agent at 1-800-637-1380 for instructions if it is not making an additional payment to an existing account. An Institution that wishes to add to an existing account should wire Federal funds or effect an ACH Transfer to:

                      The Northern Trust Company
                      Chicago, Illinois
                      ABA Routing No. 0710-00152
                      (Reference 10 Digit Portfolio Account Number) (Reference Shareholder's Name)

  For more information concerning requirements for the purchase of shares, call the Transfer Agent at 1-800-637-1380.

EFFECTIVE TIME OF PURCHASES. Except as provided below under "Miscellaneous," a purchase order for shares accepted by the Transfer Agent or other authorized intermediaries by 3:00 p.m., Chicago time, on a Business Day (as defined under "Miscellaneous") will be effected on that Business Day at the net asset value determined on that day with respect to each Portfolio (other than the Small Company Index and International Equity Index Portfolios), and at the net asset value plus an additional transaction fee of .50% and 1.00% of the net asset value determined on that day with respect to the Small Company Index and International Equity Index Portfolios, respectively, provided that either: (a) the Transfer Agent receives the purchase price in Federal funds or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day such order is received; (b) the order is accepted by an authorized intermediary and payment is to be made on the next Business Day in accordance with procedures acceptable to the Trust; or (c) payment is received on the next Business Day in the form of Federal funds or other immediately available funds in an institutional account maintained by an Institution with Northern or an affiliate. Orders received after 3:00 p.m. will be effected at the next determined net asset value, provided that payment is made as provided herein. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Transfer Agent or other authorized intermediary on a Business Day in accordance with the foregoing procedures.

MISCELLANEOUS PURCHASE INFORMATION. Shares are purchased without a sales charge imposed by the Trust. The minimum initial investment is $5 million for Institutions that invest directly in one or more investment portfolios of the Trust. The Trust reserves the right to waive this minimum and to determine the manner in which the minimum investment is satisfied. There is no minimum for subsequent investments.

The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of such customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, the Portfolio will be deemed to have received an order by or on behalf of a customer when the order is accepted in proper form by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's net asset value per share next determined after such acceptance subject to the payment procedures described above. A customer should contact its intermediary to learn whether it is authorized to accept orders for the Trust.

The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee on purchases of shares of the Portfolios equal to .50% and 1.00%, respectively, of the dollar amount invested. The additional transaction fee is paid to the Portfolios, not to Goldman Sachs or the Investment Adviser. It is not a sales charge. The amount applies to initial investments in the Portfolios and subsequent purchases (including purchases made by exchange from the other Portfolios of the Trust), but not to reinvested dividends or capital gain distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing shareholders. These costs include: (1) brokerage costs;
(2) market impact costs--i.e., the increase in market prices which may result when the Portfolios purchase thinly traded stocks; (3) sales charges relating to the purchase of shares in certain unaffiliated investment companies; and, most importantly, (4) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in the Portfolios at the last quoted bid price). The additional transaction fees represent the Investment Adviser's estimate of the brokerage and other transaction costs which may be incurred by the Small Company Index and International Equity Index Portfolios in acquiring stocks of small capitalization or foreign companies. Without the additional transaction fee, the Portfolios would generally be selling their shares at a price less than the cost to the Portfolios of acquiring the portfolio securities necessary to maintain their investment characteristics, thereby resulting in reduced investment performance for all shareholders in the Portfolios. With the additional transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing shareholders, but are defrayed by the transaction fees paid by those investors making additional purchases of shares. Because these transaction costs do not need to be paid out of their other assets, the Small Company Index and International Equity Index Portfolios are expected to track their designated indices more closely.

See "Miscellaneous" below for information on when the Trust may advance the time by which purchase requests must be received.

Institutions may impose different minimum investment and other requirements on Customers purchasing shares through them. Depending on the terms governing the particular account, Institutions may impose account charges such as asset allocation fees, account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the net return on an investment in a Portfolio. In addition, certain Institutions may enter into Servicing Agreements with the Trust whereby they will perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class B, C and D Shares and receive fees from the Portfolios for such services; such fees will be borne exclusively by the beneficial owners of Class B, C and D Shares, respectively. See "Trust Information--Shareholder Servicing Plan." The level of administrative support services, as well as transfer agency services, required by an Institution and its Customers generally will determine whether they purchase shares of Class A, B, C or D. The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read this Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

Institutions that purchase shares on behalf of Customers are responsible for transmitting purchase orders to the Transfer Agent and delivering required funds on a timely basis. An Institution will be responsible for all losses and expenses of a Portfolio as a result of a check that does not clear, an ACH transfer that is rejected, or any other failure to make payment in the time and manner described above, and Northern may redeem shares from an account it maintains to protect the Portfolio and Northern against loss. The Trust reserves the right to reject any purchase order. Federal regulations require that the Transfer Agent be furnished with a taxpayer identification number upon opening or reopening an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the order.

Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio. For further information about the terms of such purchases, see the Additional Statement.

In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

Institutions investing in the Portfolios on behalf of their Customers should note that state securities laws regarding the registration of dealers may differ from the interpretations of Federal law and such Institutions may be required to register as dealers pursuant to state law.

Northern and NTQA may, at their own expense, provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of shares of the Trust. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees that are earned by Northern and NTQA as Investment Advisers (after adjustments) and are attributable to shares held by such Customers. Such compensation will not represent an additional expense to the Trust or its shareholders, since it will be paid from assets of Northern, NTQA or their affiliates.

REDEMPTION OF SHARES

REDEMPTION OF SHARES THROUGH INSTITUTIONAL ACCOUNTS. Institutions may redeem shares of a class through procedures established by Northern and its affiliates in connection with the requirements of their institutional accounts. Institutions should contact Northern or an affiliate for further information regarding redemptions through institutional accounts.

REDEMPTION OF SHARES DIRECTLY. Institutions that purchase shares directly from the Trust through the Transfer Agent may redeem all or part of their Portfolio shares in accordance with procedures set forth below.

  REDEMPTION BY MAIL. An Institution may redeem shares by sending a written request to Northern Institutional Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. Redemption requests must be signed by a duly authorized person, and must state the number of shares or the dollar amount to be redeemed and identify the Portfolio Account Number. See "Other Requirements."

  REDEMPTION BY TELEPHONE. An Institution may redeem shares by placing a redemption order by telephone by calling the Transfer Agent at 1-800-637-1380. During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow procedures outlined above under "Redemption by Mail."

  REDEMPTION BY WIRE. If an Institution has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. The minimum amount which may be redeemed by this method is $10,000. The Trust reserves the right to change or waive this minimum or to terminate the wire redemption privilege. See "Other Requirements."

  TELEPHONE PRIVILEGE. An Institution that has notified the Transfer Agent in writing of the Institution's election to redeem or exchange shares by placing an order by telephone may do so by calling the Transfer Agent at 1-800-637-1380. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized. In all other cases, the shareholder will bear the risk of loss for fraudulent telephone transactions. However, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds of redemption orders received by telephone will be sent by check, by wire or by transfer pursuant to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. See "Other Requirements." Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and retains such tape recordings for six months, and will request a form of identification if such identification has been furnished to the Transfer Agent or the Trust.

  OTHER REQUIREMENTS. A change of wiring instructions and a change of the address of record may be effected only by a written request to the Transfer Agent accompanied by (i) a corporate resolution which evidences authority to sign on behalf of the Institution (including the corporate seal and secretary's certification, (ii) a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") in accordance with rules promulgated by the SEC (a signature notarized by a notary public is not acceptable) or (iii) such other evidence of authority as may be acceptable to the Transfer Agent. A redemption request by mail will not be effective unless signed by a person authorized by the corporate resolution or other acceptable evidence of authority on file with the Transfer Agent.

EXCHANGE PRIVILEGE. Institutions and, to the extent permitted by their account agreements, Customers, may, after appropriate prior authorization, exchange Class A, B, C or D Shares of a Portfolio having a value of at least $1,000 for Class A, B, C or D Shares, respectively, of other portfolios of the Trust as to which the Institution or Customer maintains an existing account with an identical title.

Exchanges will be effected by a redemption of Class A, B, C or D Shares of the Portfolio held and the purchase of shares of the portfolio acquired. Customers of Institutions should contact their Institutions for further information regarding the Trust's exchange privilege and Institutions should contact the Transfer Agent as appropriate. The Trust reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice to shareholders of record and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made.

EFFECTIVE TIME OF REDEMPTIONS AND EXCHANGES. Redemption orders of Portfolio shares are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent or an authorized intermediary (see "Investing--Purchase of Shares--Miscellaneous Purchase Information" above). Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or shares); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Investing--Redemption of Shares--Other Requirements." Exchange orders involving the purchase of shares of the Small Company Index Portfolio and International Equity Index Portfolio are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent plus an additional transaction fee equal to .50% and 1.00%, respectively, of such value. See "Investing--

Purchase of Shares--Miscellaneous Purchase Information" above. Exchange orders of the other Portfolios are effected at the net asset value per share next determined after receipt in good order by the Transfer Agent or an authorized intermediary. If received by Northern with respect to an institutional account it maintains or the Transfer Agent or authorized intermediary by 3:00 p.m., Chicago time, on a Business Day, a redemption request normally will result in proceeds being credited to such account or sent on the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order.

MISCELLANEOUS REDEMPTION AND EXCHANGE INFORMATION. All redemption proceeds will be sent by check unless Northern is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemption of shares may not be effected if a shareholder has failed to submit a completed and properly executed (with corporate resolution or other acceptable evidence of authority) new account application. If shares to be redeemed were recently purchased by check, the Trust may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

See "Miscellaneous" below for information on when the Trust may advance the time by which redemption and exchange requests must be received.

The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

It is the responsibility of Institutions acting on behalf of Customers to transmit redemption orders to the Transfer Agent and to credit Customers' accounts with the redemption proceeds on a timely basis. If a Customer has agreed with a particular Institution to maintain a minimum balance in his account at such Institution and the balance in such account falls below that minimum, such Customer may be obliged to redeem all or part of his shares to the extent necessary to maintain the required minimum balance. The Trust also reserves the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

DISTRIBUTIONS

Distributions from a Portfolio's net investment income and available capital gains are made as follows:

                                            INVESTMENT INCOME
                                                DIVIDENDS        CAPITAL
                                           -------------------    GAINS
                                           DECLARED    PAID    DISTRIBUTION
                                           --------- --------- ------------
U.S. Government Securities Portfolio......   Monthly   Monthly   Annually
Short-Intermediate Bond Portfolio.........   Monthly   Monthly   Annually
U.S. Treasury Index Portfolio.............   Monthly   Monthly   Annually
Bond Portfolio............................   Monthly   Monthly   Annually
Intermediate Bond Portfolio...............   Monthly   Monthly   Annually
International Bond Portfolio.............. Quarterly Quarterly   Annually
Balanced Portfolio........................ Quarterly Quarterly   Annually
Global Asset Portfolio.................... Quarterly Quarterly   Annually

                                            INVESTMENT INCOME
                                                DIVIDENDS        CAPITAL
                                           -------------------    GAINS
                                           DECLARED    PAID    DISTRIBUTION
                                           --------- --------- ------------
Equity Index Portfolio.................... Quarterly Quarterly   Annually
Diversified Growth Portfolio..............  Annually  Annually   Annually
Focused Growth Portfolio..................  Annually  Annually   Annually
Small Company Index Portfolio.............  Annually  Annually   Annually
International Equity Index Portfolio......  Annually  Annually   Annually
International Growth Portfolio............  Annually  Annually   Annually

Dividends and distributions will reduce a Portfolio's net asset value by the amount of the dividend or distribution. All dividends and distributions are automatically reinvested (without any sales charge or additional purchase price amount) in additional shares of the same Portfolio at their net asset value per share determined on the payment date. However, a holder may elect, upon written notification to the Transfer Agent, to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at their net asset value per share (plus an additional purchase price amount equal to .50% and 1.00% of the amount invested in the case of the Small Company Index Portfolio and International Equity Index Portfolio, respectively) determined on the payment date (provided the holder maintains an account in such Portfolio). Shareholders of record must make such election, or any revocation thereof, in writing to the Transfer Agent. The election will become effective with respect to dividends paid two days after its receipt by the Transfer Agent.

Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account with respect to the Global Asset, International Bond, International Growth and International Equity Index Portfolios in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Portfolios' dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares.

Because of the different servicing fees and transfer agency fees payable with respect to the Class A, B, C and D Shares in a Portfolio, the amount of such Portfolio's net investment income available for distribution to the holders of such shares will be effectively reduced by the amount of such fees. See "Shareholder Service Plan" and "Investment Adviser, Transfer Agent and Custodian" under the heading "Trust Information" in this Prospectus.

TAXES

Each Portfolio intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Portfolios of liability for Federal income taxes to the extent their earnings are distributed in accordance with the Code.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least 90% of its investment company taxable income for such year. In general, a Portfolio's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's shareholders who are not currently exempt from Federal income taxes whether they are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or other qualified retirement plan are deferred or eliminated under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Portfolio from domestic corporations for the taxable year. It is not expected that any Fixed Income Portfolio distributions will qualify for the dividends received deduction for corporations.

Substantially all of each Portfolio's net realized long-term capital gains (including 28% rate gains) will be distributed at least annually to its shareholders. The Portfolios generally will have no tax liability with respect to such gains and the distributions will be taxable to Portfolio shareholders who are not currently exempt from Federal income taxes as long-term capital gains (20% or 28% rate gain, depending upon the breakdown of the Portfolio's long-term capital gain), regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares. Shareholders should note that, upon sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed for Federal tax purposes to have been paid by the Portfolio and received by the shareholders on December 31 of such year if such dividends are paid during January of the following year.

An investor considering buying shares of a Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares of a Portfolio depending upon the tax basis and their price at the time of redemption, transfer or exchange.

It is expected that dividends and certain interest income earned by the International Bond, International Growth and International Equity Index Portfolios from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolios' total assets at the close of any taxable year consists of stock or securities (including debt securities) of foreign corporations, the Portfolios may elect, for Federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding taxes and other foreign income taxes, as paid by their shareholders. Should the Portfolios make this election, the amount of such foreign taxes paid by the Portfolios will be included in their shareholders' income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (a) to credit their proportionate amounts of such taxes against their Federal income tax liabilities, or (b) to deduct such proportionate amounts from their Federal taxable income under certain circumstances.

The Global Asset Portfolio may invest in the International Bond, International Equity Index and International Growth Portfolios which expect to be eligible to make the above-described election. While the Global Asset Portfolio will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Global Asset Portfolio will not have the option of claiming a foreign tax credit for foreign taxes paid by the International Bond, International Equity Index and International Growth Portfolios, while persons who invest directly in such underlying Portfolios may have that option.

If the Global Asset, International Bond, International Growth and International Equity Index Portfolios invest in certain "passive foreign investment companies" ("PFICs"), they will be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments, even if they distribute such income to their shareholders. If a Portfolio elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, a Portfolio would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, regardless of whether such income is received, and such amounts would be subject to the various distribution requirements described above. In addition, effective for the tax years beginning after 1997, a Portfolio may elect instead to recognize any appreciation in the PFIC shares that it owns by marking them to market as of the last Business Day of each taxable year. Again, gain recognized under this "mark-to-market" approach would be subject to the various distribution requirements described above, even if no cash is received currently from the PFIC investment.

Shareholders of record will be advised by the Trust at least annually as to the Federal income tax consequences of distributions made to them each year.

The foregoing discussion summarizes some of the important Federal tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own Federal, state and local tax situation.

                                NET ASSET VALUE

The net asset value per share of each Portfolio for purposes of pricing purchase and redemption orders is calculated by Northern as of 3:00 p.m., Chicago Time, on each Business Day. The time at which the net asset value per share of a Portfolio is calculated may be advanced on days on which Northern or the securities markets close early. See "Miscellaneous" below. Net asset value per share of a particular class in a Portfolio is calculated by dividing the value of all securities and other assets belonging to a Portfolio that are allocated to such class, less the liabilities charged to that class, by the number of the outstanding shares of that class. Because the Global Asset Portfolio expects to invest a substantial portion of its assets in the Northern Institutional Portfolios and other funds, the Portfolio's net asset value per share will fluctuate with changes in the per share value of such other investment portfolios.

U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

                            PERFORMANCE INFORMATION

The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), S&P Index, S&P/Barra Growth Index, the Russell Index, the EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

The Portfolios calculate their total returns for each class of shares on an "average annual total return" basis for various periods from the dates the respective Portfolios commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The yield of a class of shares in the Fixed Income Portfolios, the Balanced Portfolio and the Global Asset Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, a Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The Small Company Index and International Equity Index Portfolios may advertise total return data without reflecting the .50% and 1.00% portfolio transaction fee in accordance with the rules of the SEC. Quotations which do not reflect the fee will, of course, be higher than quotations which do.

Because of the different servicing fees and transfer agency fees payable with respect to the Class A, B, C and D Shares in a Portfolio, the performance of such shares will be effectively reduced by the amount of such fees. For example, because Class A Shares bear the lowest servicing and transfer agency fees, the return of Class A Shares will be more than the return of other classes of shares of the same Portfolio. See "Shareholder Servicing Plan" and "Investment Adviser, Transfer Agent and Custodian" under the heading "Trust Information" in this Prospectus.

The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in calculations of performance data.

                                 ORGANIZATION

Each Portfolio is a series of Northern Institutional Funds (the "Trust"), which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust. The Trust, formerly known as The Benchmark Funds, changed its name effective July 15, 1998. The Portfolios were formerly series of The Benchmark Funds, a Massachusetts business trust, which were reorganized into the Trust on March 31, 1998. As of the date of this Prospectus, the Trust has created eighteen separate series of shares of beneficial interest representing interests in eighteen investment portfolios, fourteen of which are described in this Prospectus; the other series of shares are described in separate prospectuses. The business and affairs of the Trust are managed by or under the direction of its Board of Trustees. The Declaration of Trust of the Trust authorizes the Board of Trustees to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any unissued shares into additional series or classes within a series. Pursuant to such authority, the Board of Trustees has classified four classes of shares in each Portfolio: the Class A Shares, Class B Shares, Class C Shares and Class D Shares. Each share of a Portfolio is without par value, represents an equal proportionate interest in that Portfolio with each other share of its class in that Portfolio and is entitled to such dividends and distributions earned on such Portfolio's assets as are declared in the discretion of the Board of Trustees.

The Trust's shareholders are entitled at the discretion of the Board of Trustees to vote either on the basis of the number of shares held or the aggregate net asset value represented by such shares. Each series entitled to vote on a matter will vote thereon in the aggregate and not by series, except as otherwise required by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations in which the law requires voting by series. Voting rights are not cumulative and, accordingly, the persons holding more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. In addition, holders of each of the Class A, B, C and D shares representing interests in the same Portfolio have equal voting rights except that only shares of a particular class within the Portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

As of February 28, 1998, Northern possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of the Trust.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                                 MISCELLANEOUS

The address of the Trust is 4900 Sears Tower, Chicago, Illinois 60606 and the telephone number is (800) 621-2550.

When a shareholder moves, the shareholder is responsible for sending written notice to the Trust of any new mailing address. The Trust and its transfer agent may charge a shareholder their reasonable costs in locating a shareholder's current address in accordance with SEC regulations.

As used in this Prospectus, the term "Business Day" refers to each day when Northern and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by Northern and/or the Exchange other than Good Friday. For 1998 the holidays of Northern and/or the Exchange are:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas Day. On those days when Northern or the Exchange closes early as a result of unusual weather or other circumstances, the Portfolios reserve the right to advance the time on that day by which purchase, redemption and exchange requests must be received. In addition, on any Business Day when The Bond Market Association recommends that the securities markets close or close early, the Portfolios reserve the right to cease or to advance the deadline for accepting purchase, redemption and exchange orders for same Business Day credit. Purchase, redemption and exchange requests received after the advanced closing time will be effected on the next Business Day. Each Portfolio reserves, however, the right to reject any purchase order and also to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment would adversely affect such Portfolio. See "Investing--Purchase of Shares" and "Investing--Redemption of Shares" above for more information.

                             ---------------------

The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman, nor does Lehman guarantee the accuracy and/or completeness of the Lehman Index or any data included therein. Lehman makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein.

                             ---------------------

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P Index or any data included therein.

                             ---------------------

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the EAFE Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the EAFE Index or any data included therein.

                             ---------------------

The Small Company Index Portfolio is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the Russell Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell Index or any data included therein.

                             ---------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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Investment Advisers:
The Northern Trust Company
Northern Trust Quantitative Advisors, Inc.
50 South LaSalle Street
Chicago, Illinois 60675

Transfer Agent and Custodian:
The Northern Trust Company

Administrator and Distributor:
Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606